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                                                                  Exhibit 10.20

                                LEASE AGREEMENT


        THIS LEASE AGREEMENT (the "Lease") is made and entered into effective as of the 24th day of April, 1996 by and between Parkview Regional Hospital, Inc., a Texas non-profit corporation ("Landlord"), and Brim Hospitals, Inc., an Oregon corporation ("Tenant").

                                    RECITALS

        In consideration of the mutual undertakings and covenants hereinafter contained and the acts to be performed hereunder, Landlord and Tenant hereby agree to the within Lease for the following acute care facility:
Parkview Regional Hospital, 312 East Glendale Street, Mexia, Texas, (the "Hospital"), which is located on the real property described in Exhibit "A" attached hereto, and incorporated herein by this reference (the "Real Property"). For purposes hereof, the term "Hospital" shall include any additions or renovations thereof which result from the completion of the Development Program (as hereinafter defined).

                                     PART I

        Section 1. Landlord's Representations and Warranties. Landlord hereby makes the following representations, warranties and covenants to Tenant:

        (a) Authority. Landlord has full power and authority to execute and to deliver this Lease and all related documents, and to carry out the transaction contemplated herein. This Lease is valid, binding and enforceable against Landlord in accordance with its terms, except as such enforceability may be limited by creditors rights laws and general principles of equity. The execution of this Lease and the consummation of the transaction contemplated herein will not result in a breach of the terms and conditions of nor constitute a default under or violation of any law, regulation, court order, note, bond, indenture, articles of incorporation, agreement, license or other instrument or obligation to which Landlord is now a party or by which Landlord or any of the assets of Landlord may be bound or affected, Landlord has duly and properly taken or obtained or caused to be taken or obtained, or prior to the Commencement Date will have duly and properly taken or obtained or caused to be taken or obtained, all action necessary for Landlord (i) to enter into and to deliver this Agreement and any and all documents and agreements executed by Landlord in connection herewith or in furtherance hereof and (ii) to carry out the terms hereof and thereof and the transaction contemplated herein and therein. Landlord represents and warrants that as of the date of execution of this Agreement, it has secured the consent of its Board of Directors for the execution of this Agreement and of any documents or agreements necessary to carry out the terms hereof and for the consummation of the transactions contemplated by this Agreement. No other action by or on behalf of Landlord is or will be necessary to authorize the execution, delivery and performance of this Agreement and any documents and agreements executed by Landlord in connection herewith or consummation of the transactions contemplated herein, other than securing those third party consents and regulatory approvals for which Landlord is responsible under the terms hereof. Nothing herein shall be construed as a guarantee by Landlord that it will be able to secure the third party consents or regulatory approvals for which it is responsible, but rather this paragraph

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paragraph shall be limited to Landlord's representation and warranty that it will use its best efforts to secure such third party consents and regulatory approvals;

        (b) Title/Ownership of Real Property and Personal Property. On the Commencement Date, as defined below, Landlord will provide Tenant with the Hospital, including the Personal Property (as defined below). Landlord has fee title to the Hospital and the Real Property and marketable title to the Personal Property, subject only to the real and personal property encumbrances, set forth in Exhibit "B". The Personal Property is all of the property currently utilized for the operation of the Hospital at its current occupancy level and all of the Personal Property is owned by Landlord except as otherwise provided in those operating and capital leases attached hereto as Exhibit "C."

        (c) Operating Contracts. Landlord has entered into certain operating agreements in connection with its operation of the Hospital and those which Tenant shall assume as of the Commencement Date are listed on Exhibit "D" (the "Operating Agreements"), subject to Landlord securing any and all consents necessary for said assumption, it being understood and agreed that any such agreements which are not listed on Exhibit "D" shall be and remain the responsibility of Landlord after the Commencement Date and Tenant shall have no liability with respect thereto;

        (d) Licenses/Certification. The Hospital has a current license for 77 acute care beds issued by the Texas Department of Health and current valid provider agreements under the Medicaid/Medicare Programs for reimbursement for acute care services and is accredited by the Joint Commission on Accreditation of Health Care Organizations. To the best of Landlord's knowledge, the Hospital is in compliance with all applicable State and Federal statutes, rules or regulations governing the operations of the Hospital, except as may be shown on State survey reports previously provided to Tenant. There is no action pending or, to the best knowledge of Landlord, threatened by the appropriate State or Federal agency having jurisdiction thereof, to revoke or rescind the Hospital's license or to terminate the participation of the Hospital in the Title XVIII and/or XIX Programs or the JCAHO accreditation of the Hospital, nor is there any decision not to renew any provider agreement related to the Hospital, or any action of any other type which would have a material adverse effect on the Hospital, its operations or business.

        (e) Intentionally Omitted.

        (f) Employees of the Hospital; Unions. Except as set forth in Exhibit "E", none of the employees of the Hospital are subject to any employment agreement or collective bargaining agreement nor, to Landlord's actual knowledge, are any such employees engaged in any union organizing activities. Landlord is not presently a party to any labor dispute or grievance subject to Federal labor laws, except as disclosed to Lessee prior to the execution of this Agreement. Landlord will promptly advise Tenant of any such labor matters which arise subsequent to the execution of this Agreement.

        (g) Surveys and Reports. Complete copies of the most recent survey reports, any waivers of deficiencies, plans of correction, and any other investigation reports issued with respect to the Hospital have been provided by Landlord to Tenant prior to execution of this Agreement.

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        (h) Inventory. All inventories of non-perishable food and central supplies located at the Hospital are in sufficient condition and quantity to operate the Hospital at normal capacity for two (2) weeks or at such higher levels as may be required by law. All inventories of perishable food are at levels normally maintained by Landlord or at such higher levels as may be required by law.

        (i) Litigation. Except as provided in Exhibit "F", there is no litigation, investigation or other proceeding pending or threatened against or relating to Landlord, its properties or business, which is material to the Premises (as defined below) or to this Agreement, and the transaction contemplated herein has not been challenged by any governmental agency or any other person, nor does Landlord know, or have reasonable grounds to know, of any basis for any such litigation, investigation or other proceeding;

        (j) Liens. There are no mechanic's, materialmen's or similar claims or liens presently claimed or, to the best of Landlord's knowledge, which will be claimed against the Hospital for work performed or commenced prior to the date hereof at the request of Landlord or of which Landlord has knowledge, Landlord having made or caused to be made arrangements for payment of all those improvements now under construction or development including those which may be shown on the preliminary title commitment;

        (k) Mortgages/Security Instruments. Neither the Real Property nor the Hospital nor the Personal Property is subject to any mortgages or deeds of trust or other security instruments, other than those described in Exhibit "B" hereto nor, without the prior written consent of Tenant, which consent shall not be unreasonably withheld, shall Landlord so encumber the Real Property or the Hospital at any time during the term hereof; provided, however, that Landlord shall be entitled to encumber the Real Property and the Hospital in connection with the execution and delivery of the deed of trust or mortgage and related security documents securing the Loan (as defined in Part I, Section l(x))(collectively, the "Development Mortgage") provided Landlord secures Tenant's prior approval of the terms and conditions thereof, which approval shall not be unreasonably withheld;

        (l) Financial Statements. Attached as Exhibit "G" is Landlord's balance sheet dated January 31, 1996 (the "Balance Sheet"). To the best of Landlord's knowledge, the Balance Sheet fairly presents the financial condition of Landlord as of such date and was prepared in accordance with generally accepted accounting principles on a basis consistent with that used in prior periods.

        (m) Undisclosed Liabilities. Except for liabilities set forth in the Balance Sheet or in Exhibit "H", and any liabilities incurred since
January 31, 1996 in the case of the Balance Sheet in the ordinary course of business in accordance with past operations and practices, to the best of Landlord's knowledge, neither Landlord nor the Hospital is subject to any liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise. Landlord does not know of, nor does it have any reasonable ground to know of, any basis for the assertion against Landlord or the Hospital of any such liability. With respect to any liabilities either set forth in the Balance Sheet or otherwise incurred in the ordinary course of business which involve claims by third parties with respect to the services provided by Landlord or its agents or employees, Landlord

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maintains professional liability insurance with limits of $1 million per occurrence and $3 million in the aggregate which provides coverage on a claims made basis and said insurance is, as of the date hereof, and shall remain until the Commencement Date, in full force and effect;

        (n) Accounts Receivable. To the best knowledge of Landlord, after reasonable investigation, the accounts receivable of Landlord to be purchased under Part II, Section 5.1 arose from bona fide transactions in the ordinary course of Landlord's business and the allowance for bad debts is appropriate and sufficient.

        (o) Zoning. The Real Property is currently not subject to any zoning requirements of the City of Mexia or the County of Limestone, Texas. Accordingly, Landlord has no reason to believe that the rebuilding of the Hospital in the event of the damage thereto or destruction thereof would not be permitted. Landlord has obtained all necessary governmental consents, permits and approvals, including, but not limited to, a Certificate of Occupancy, for the use and operation of the Hospital. Landlord has provided Tenant with a letter issued by the City of Mexia confirming the representation set forth herein with respect to the absence of zoning affecting the Real Property and with a true and correct copy of the Certificate of Occupancy for the Hospital.

        (p) Hill-Burton Liability. Landlord has no liability under the Hill-Burton Program and Tenant will have no liability or obligation, as transferee of the Hospital or otherwise, under the Hill-Burton Program as a result of this Lease.

        (q) Environmental Matters.

            (i) Neither Landlord nor the Hospital is subject to any existing or pending investigation or action by any federal, state, or local governmental authority under any Environmental Law (as defined below).

            (ii) Except as set forth in that Phase I Assessment prepared by ATC Environmental, a true and correct copy of which is attached hereto as Exhibit "I", no Hazardous Substance (as defined below) has at any time been generated, used, stored, released, or disposed of on, under or from the Hospital; Landlord has filed all reports and documents required to be filed under applicable Environmental Law with respect to the Hospital. There are no underground tanks on the Hospital; and the Hospital is free from any Hazardous Substance, in each case except as set forth on Exhibit "I".

            (iii) The term "Environmental Law" means any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, the use or disposal of Hazardous Substances or the environmental conditions (including soil and groundwater conditions) on, under, or about the Hospital, including, without limitation (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 USC Section 9601 et seq., and (b) the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 USC Section 6901 et seq., and (c) to the extent that the laws of the State of Texas establish a meaning for "hazardous substance" or "release" which is broader than that specified in CERCLA, as CERCLA may be amended from time to time, or a meaning for "solid waste," "disposal," and "disposed" which is broader than

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specified in RCRA, as RCRA may be amended from time to time, such broader meanings under said state law shall apply in all matters relating to the laws of the State of Texas. The term "release" will have the meaning given to it by CERCLA.

            (iv) The term "Hazardous Substance" includes without limitation the following:

            (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," and "hazardous wastes," or "solid wastes" in CERCLA; RCRA; the Hazardous Materials Transportation Act, 42 USC Section 1801 et seq.; and the Clean Water Act, 33 USC Section 1251 et seq.; and in the regulations promulgated pursuant to such statutes;

            (b) Those substances defined as "hazardous substances," "hazardous materials," "toxic substances," "hazardous wastes," "dangerous wastes," or "solid wastes," in applicable Texas state and local environmental statutes and in any regulations promulgated pursuant to such statutes;

            (c) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR part 302 and amendments thereto);

            (d) Such other substances, materials and wastes as are or become regulated, or are classified as hazardous or toxic under federal, state or local laws or regulations; and

            (e) Any material, waste or substance which is or which contains (i) asbestos, (ii) polychlorinated biphenyls, or (iii) radioactive materials.

        (r) Petty Cash. Exhibit "J" sets forth a correct and complete list of all petty cash accounts maintained by Landlord. Landlord will sign all documents and instruments necessary to transfer such petty cash to Tenant. Any other cash or cash equivalents owned by Landlord shall be and remain the property of Landlord after the Commencement Date.

        (s) Licenses. Landlord has all material licenses, permits and authorizations necessary for the lawful ownership and operation of the Hospital (the "Landlord Licenses"). True and correct copies of the licenses issued most recently by the applicable health care authority with respect to the operation of the Hospital are attached hereto as Exhibit "K." Landlord has not received written or verbal notice of any action or proceeding which has been initiated or is proposed to be initiated by the appropriate state or federal agency having jurisdiction thereof, to either revoke, withdraw or suspend any of the Landlord Licenses or to terminate the participation of the Hospital in either the Medicare or Medicaid Programs (to the extent it participates therein) or any judicial or administrative agency judgement or decision not to renew any of the Landlord Licenses or any licensure or certification action of any other type, which would have a material adverse effect on the business, assets or financial condition of the Hospital.


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            (t) Compliance with Law. With respect to the compliance of the
Hospital with law:

            (i) Set forth in Exhibit "L" is a list of the most recent licensure or certification survey for the Hospital and the clinical service areas included therein, such as pharmacy, laboratory and X-Ray, copies of which have been made available to Tenant as of the date hereof. To the best of Landlord's knowledge, the Hospital and its current operation and use is in substantial compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards and orders and with all municipal health, building and zoning by-laws and regulations (including, without limitation, the building, zoning and life safety codes) where the failure to comply therewith would have a material adverse effect on the business, property, condition (financial or otherwise) or operation thereof;

            (ii) There are no outstanding cited deficiencies or written work orders of any authority having jurisdiction over the Hospital requiring conformity to any applicable statute, regulation, ordinance or bylaw, which have not been corrected as of the date hereof;

            (iii) Landlord has not received written or, to the best of Landlord's knowledge, verbal notice from any licensing or certifying agency supervising or having authority over the Hospital requiring it to be reworked or redesigned or additional furniture, fixtures, equipment or inventory to be provided thereat so as to conform to or comply with any existing law, code or standard except where the requirement either (A) has been fully satisfied prior to the date hereof, (B) will be satisfied by Landlord prior to the Commencement Date, (C) will be in the process of being satisfied in the ordinary course of Landlord's business pursuant to the terms of a Plan of Correction or other documentation submitted to and approved by the appropriate authority or (D) will be the subject of a valid written waiver issued by the applicable licensing or certifying agency; and

            (iv) If and to the extent applicable, Landlord has no knowledge based on the results of facility surveys or complaint investigations provided verbally or in writing to the Hospital by the applicable supervising agency or authority that the Hospital participating in the Medicare or Medicaid Programs or certified by JCAHO is not in substantial compliance with all Conditions and Standards of Participation in the Medicare and Medicaid Programs or with all applicable requirements of the JCAHO.

            (v) There is no action pending or threatened against the Hospital to revoke or suspend its license or to ban or limit admissions thereto or, to the extent applicable, to terminate or not renew its participation in the Medicare or Medicaid Programs.

        (u) Taxes. All tax and other returns, reports and filings of any kind or nature, required to be filed by Landlord with respect to its ownership of and operations at the Hospital prior to date of execution of this Agreement have been properly completed and timely filed, or extensions for the filing thereof have been timely secured, with all such filings being in material compliance with all applicable requirements and all taxes due with respect to Landlord have been timely paid, except to the extent that the same are being duly contested in good faith in accordance with applicable law and adequate reserves therefor are reflected on the Balance Sheet or will be reflected in any subsequent

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financials prepared in accordance with the representations and warranties contained in this Agreement.

        (v) Fraud and Abuse. Landlord has not (i) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (iii) given or received any payments or other forms of remuneration in connection with the referral of patients which would violate the Medicare/Medicaid Anti-kickback Law, Section 1128(b) of the Social Security Act, 42 USC Section 1320a-7b(b) or any analogous state statute or (iv) made any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment. Landlord shall not be deemed to be in breach of this representation and warranty in the event the same is untrue as a result of the acts or omissions of Tenant's or the same was known to be untrue to, affiliate, Brim Healthcare, Inc., in its capacity as the manager of the Hospital.

        (w) Disclosure. No representation or warranty by or on behalf of Landlord contained in this Agreement, as those representations have been modified by any written exceptions thereto delivered by Landlord to Tenant and no statement contained in any certificate, list, exhibit, or other instrument furnished or to be furnished to Tenant pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material facts which are necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

        (x) Development Program. As of the date hereof, Landlord has committed to undertake the development program described in Exhibit "M," which is currently estimated to have a cost of approximately $4.9 million (the "Development Program"). In order to facilitate the same, Landlord represents and warrants that it will proceed with all due diligence to secure a loan in the principal amount of approximately $3 million from a commercial lender to finance the cost of the Development Program (the "Loan"), the terms and conditions of which shall be acceptable to both Landlord and Tenant, it being understood and agreed that this Lease shall be pledged by Landlord as collateral for the Loan. In addition, Landlord shall make available such additional funds as may be needed to ensure the timely completion of the Development Program, it being understood and agreed, however, that Tenant shall provide the vehicles, equipment, furniture, fixtures and furnishings listed on Exhibit "R" (the "Development Program Equipment"), which has an aggregate value of approximately $660,000 in order to assist Landlord in the completion of the Development Program. Landlord shall bear any and all costs necessary to negotiate and consummate the Loan, including but not limited to, survey fees, title fees, loan commitment fees and legal fees.

        Section 2. Tenant's Representations and Warranties. Tenant hereby makes the following representations, warranties and covenants to Landlord:

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        (a) Authority. Tenant has full power and authority to execute and to deliver this Lease and all related documents, and to carry out the transaction contemplated herein. This Lease is valid, binding and enforceable against Tenant in accordance with its terms, except as such enforceability may be limited by creditors rights laws and general principles of equity.

        (b) No Conflict. Subject to obtaining the approval of Tenant's Board of Directors, the execution of this Lease and the consummation of the transaction contemplated herein, will not result in a breach of the terms and conditions of nor constitute a default under or violation of any law, regulation, court order, mortgage, note, bond, indenture, articles of organization, agreement, license or other instrument or obligation to which Tenant is now a party or by which Tenant or any of the assets of Tenant may be bound or affected.

        Section 3. Landlord's Covenants. Landlord covenants and agrees for the benefit of Tenant as follows:

      Section 3.1. Pre-Delivery Date. From and after the date of the execution of this Agreement and until the fifth day after the satisfaction or waiver of the conditions to the effectiveness of this Lease set forth in Part I, Sections 6 and 7 (the "Delivery Date"), except as contemplated by this Agreement or with the consent of Tenant, which consent shall not be unreasonably withheld, conditioned or delayed:

        Section 3.1.1. Landlord will comply with all of its obligations under that Management Agreement dated November 27, 1991 between Landlord and Tenant's affiliates, Brim Healthcare, Inc., as amended by First Amendment, Second Amendment and Third Amendment dated February 1, 1992, February 1, 1993 and June 27, 1995, respectively (the "Management Agreement").

        Section 3.1.2. As soon as practicable after the date hereof but in no event later than April 30, 1996, Landlord will deliver to Tenant (i) a UCC-1 search report in the name of Landlord and the Hospital conducted at the state and county level and (ii) a title insurance commitment for a leasehold policy with respect to the Premises (the "Leasehold Title Policy") with a value equal to the present value of the aggregate rent due hereunder during the Initial Term and each Extension Term, the cost of both of which shall be borne by Tenant;

        Section 3.1.3. Within five (5) days after Landlord's receipt of Tenant's title objections, UCC search and survey objections pursuant to Part I,
Section 4.1.1, Landlord shall advise Tenant whether it intends to correct the defects to which Tenant has objected.

        Section 3.1.4. Landlord will use its best efforts to cause all of the conditions set forth in this Part I, Sections 6 and 7 which are within Landlord's control to be satisfied and Landlord will not take any action inconsistent with its obligations under this Agreement or which could hinder or delay the consummation of the transaction contemplated by this Agreement or which is intended to cause any representation, warranty or covenant made by Landlord in this Agreement or in any certificate, list, exhibit, or other instrument furnished or to be furnished pursuant hereto, or in connection with the transaction contemplated hereby, to be untrue in any material respect as of the Commencement Date;

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      Section 3.1.5. Neither Landlord nor any of its board members, officers advisors, or others authorized to act on its behalf shall directly initiate or solicit discussions relating to any alternative acquisition proposal or similar transaction including, without limitation, a merger or other business combination involving Landlord or the Premises or any part thereof, or offer to acquire or convey in any manner, directly or indirectly, all or substantially all of the equity interests in Landlord or the Premises; provided, however, that public announcements of the transaction contemplated by this Agreement shall not be prohibited hereby;

      Section 3.1.6. Landlord will not do or to cause to be done any of the acts which it has covenanted not to do under this Part I, Section 3.1; and

     Section 3.1.7. Landlord will proceed with all due diligence to secure any regulatory approvals and third party consents for which it is responsible under the terms hereof.

        Section 3.2. Delivery Date. On the Delivery Date, Landlord will deliver or cause to be delivered to Tenant the following:

      Section 3.2.1. The Premises in their AS IS, WHERE IS condition, it being understood and agreed that Tenant has agreed to accept the same in said condition;

      Section 3.2.2. A certificate of a responsible officer of Landlord dated as of the Delivery Date, certifying on behalf of Landlord in such detail as Tenant may reasonably specify the fulfillment of the conditions set forth in this Part I, Section 6.4;

      Section 3.2.3. Evidence reasonably satisfactory to Tenant that the requisite consent of the Board of Directors of Landlord has been obtained authorizing and approving the transactions contemplated herein;

      Section 3.2.4. A duly executed Assignment of the Operating Contracts, which shall be in the form attached hereto as Exhibit "N" (the "Operating Contract Assignment Agreement");

      Section 3.2.5. A duly executed Assignment of Landlord's Working Capital (as defined in Part II, Section 5,1) which shall be in the form attached hereto as Exhibit "O" (the "Working Capital Assignment Agreement");

     Section 3.2.6.  The Leasehold Title Policy; and

     Section 3.2.7. A duly executed Employee Leasing Agreement, which shall be in the form attached hereto as Exhibit "P" (the "Employee Leasing Agreement").

        Section 3.3. Post Delivery Date. From and after the Delivery Date, Landlord shall take such actions and properly execute and deliver to Tenant such further instruments of assignment, conveyance and transfer as, in the reasonable opinion of counsel for Tenant and Landlord, may be reasonably necessary to assure, complete an evidence the transaction provided for herein.

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         Section 4.  Tenant's Covenants. Tenant covenants and agrees with
Landlord as follows:

        Section 4.1. Pre-Delivery Date. Between the date hereof and the Delivery Date, except as contemplated by this Agreement or with the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed:

      Section 4.1.1. Within ten (10) days after its receipt of the Title Commitment and an ALTA survey of the Real Property and the Hospital
(the "Survey"), Tenant shall advise Landlord in writing of its objections, if any, to the Title Commitment, Survey and UCC search report. If Landlord refuses to correct some or all of the title, survey or lien defects objected to by Tenant or to give Tenant reasonable assurances that the same will be corrected as of the Commencement Date, Tenant shall have ten (10) days to advise Landlord of its decision to close, notwithstanding the defects, or of its election to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder. Any matter reflected on the Title Commitment or Survey and not objected to by Tenant in accordance with the terms hereof, shall be deemed accepted by Tenant;

      Section 4.1.2. Tenant will proceed with all due diligence to obtain any third party consents and regulatory approvals for which it is responsible under the terms hereof.

     Section 4.1.3. Unless specifically prohibited by law, Tenant will use its best efforts to cause all of the conditions set forth in Part I; Sections 6 and 7 which are within its control to be satisfied and Tenant will not take any action inconsistent with its obligations under this Agreement or which could hinder or delay the consummation of the transaction contemplated by this Agreement or which is intended to cause any representation, warranty or covenant made by Tenant in this Agreement or in any certificate, list, exhibit, or other instrument furnished or to be furnished pursuant hereto, or in connection with the transaction contemplated hereby, to be untrue in any material respect as of the Commencement Date; and

     Section 4.1.4. Tenant will not do or to cause to be done any of the acts which it has covenanted not to do under this Part I, Section 4.

       Section 4.2. Delivery Date. On the Delivery Date, Tenant will deliver to Landlord the following documents:

     Section 4.2.1. A certificate of a responsible officer of Tenant dated as of the Delivery Date certifying on behalf of Tenant in such detail as Landlord may reasonably specify the fulfillment of the condition set forth in Part I,
Section 7.3;

     Section 4.2.2. Resolutions of Tenant's Board of Directors, certified by the Secretary of Tenant authorizing and approving the transaction contemplated herein;

     Section 4.2.3. The executed Operating Contract Assignment Agreement,

     Section 4.2.4. The executed Working Capital Assignment Agreement; and

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        Section 4.2.5. The executed Employee Leasing Agreement.

        Section 4.3.   Post-Delivery Date. After the Delivery Date, Tenant will:

        Section 4.3.1. Provide Landlord with access during normal business hours to any books or records which Landlord may need to file or to defend tax returns or other filings filed prior to or subsequent to the Commencement Date which relate to the period prior to the Commencement Date; and

        Section 4.3.2 Take such actions and properly execute and deliver such further instruments as Landlord may reasonably request to assure, complete and evidence the transaction provided for in this Agreement.

        Section 5. Mutual Covenants. Following the execution of this Agreement, Landlord and Tenant agree:

        Section 5.1. Cure of Preventing Conditions. If any event should occur, either within or without the knowledge or control of any party, which would prevent fulfillment of the conditions to the obligations of any party hereto to consummate the transactions contemplated by this Agreement, to use its or their reasonable efforts to cure the same as expeditiously as possible;

        Section 5.2. Cooperation. To cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions which are or may be reasonable and necessary to obtain the consent of any governmental instrumentality or any third party, to accomplish the transactions contemplated by this Agreement;

        Section 5.3. Delivery. To deliver such other instruments of title, certificates, consents, endorsements, assignments, assumptions and other documents or instruments, in form reasonably acceptable to the party requesting the same and its counsel, as may be reasonably necessary to carry out and/or to comply with the terms of this Agreement and the transactions contemplated herein;

        Section 5.4. Conferences. To confer on a regular basis with the other, report on material operational matters and promptly advise the other orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen could have, a material adverse effect on such party or which would cause or constitute a material breach of any of the representations, warranties or covenants of such party contained herein;

        Section 5.5. Information. To promptly provide the other (or its counsel) with copies of all other filings made by such party with any state or federal governmental entity in connection with this Agreement or the transactions contemplated hereby;

        Section 5.6. Consents/Approvals. Each of Tenant and Landlord will use its best efforts to obtain prior to the Commencement Date all consents, approvals and licenses necessary to permit the consummation of the transactions contemplated by this Agreement, including, but not limited to, such licensure and certification approval as may be necessary to enable Tenant to lawfully own and/or operate the Hospital from and after the Commencement Date and the consent of its lenders, lessors and other third parties to the extent required under any loan documents, lease agreements, management agreements or other instruments to which it is a party.

        Section 5.7 Press Releases. The parties shall consult with each other prior to the issuance by either party of any press release or any written statement with respect to this Agreement or the transactions contemplated hereby.

        Section 6. Conditions to Tenant's Obligations. The obligation of Tenant under this Lease are subject to the satisfaction or waiver by Tenant of each of the following conditions on or before the Commencement Date:

        Section 6.1. Licenses. Tenant and Hospital will have received all permits, licenses, orders, certifications and approvals from all federal, state and local governmental and regulatory bodies required to enable Tenant to operate the Hospital under this Lease.

        Section 6.2. Adverse Changes. There shall be no material adverse change in the financial condition or operations of the Hospital prior to the Commencement Date. In addition, there shall be no material adverse changes or modifications to any of the disclosures set out in the Exhibits to this Lease prior to the Commencement Date.

        Section 6.3. Insurance. Landlord will have obtained a "tail" policy or Tenant will have obtained a claims made policy, acceptable to Tenant, insuring Tenant and Landlord against the risks ordinarily insured by standard professional malpractice liability insurance available to the hospitals respect to incidents, errors, omissions and claims which arose, existed or were created before the Commencement Date and with limits and carriers approved by Tenant.

        Section 6.4. Representations. Etc. Each of the representations, warranties and covenants of Landlord set forth in this Lease will be correct and fully performed.

        Section 6.5. Title Insurance. Tenant will have received a commitment from Chicago Title Insurance Company to issue a policy (the "Title Policy") insuring the leasehold estate of Tenant in the Real Property (at Tenant's expense), subject only to liens approved by Tenant.

        Section 6.6. Environmental Audit. Tenant will have received, at Landlord's expense, a level one environmental study and will have accepted the conclusions and results of the study, which acceptance will be in Tenant's sole discretion.

        Section 6.7. Due Diligence. Tenant shall be satisfied with the results of its due diligence investigation of Landlord and the Premises, which investigation shall include, but not be limited to, a review of (i) the books and records of Landlord related to the Hospital, (ii) the books and records of the Hospital, including records relating to escrow accounts, accounts payable, leases or occupancy agreements in effect with the patients or tenants of the Hospital or any portion thereof, operating statements for the prior three (3) years, rent rolls for the prior three (3) years, operating contracts with vendors and other third parties providing goods and services to the Hospital,
(iii) an MAI
appraisals of the Premises in the possession of Landlord, (iv) a structural inspection of the Premises conducted by an engineer retained by Tenant and (v) any seismic assessments, wetlands and soils reports in Landlord's possession and delivered to Tenant or otherwise acquired by Tenant at its own cost and expense.

        Section 6.8. UCC Search. Tenant shall be satisfied with the results of the UCC Search.

        Section 6.9. Damage, Destruction, Condemnation. The Premises shall not have been damaged or destroyed nor taken by condemnation or eminent domain proceeds nor subject to any pending condemnation action or eminent domain proceeding.

        Section 7. Conditions to Landlord's Obligations. The obligation of Landlord under this Lease are subject to the satisfaction or waiver by Landlord of each of the following conditions on or before the Commencement Date:

        Section 7.1. Licenses. Tenant and Hospital will have received all permits, licenses, orders, certifications and approvals from all federal, state and local governmental and regulatory bodies required to enable Tenant to operate the Hospital under this Lease.

        Section 7.2 Insurance. Landlord will have obtained a "tail" policy or Tenant will have obtained a claims made policy, insuring Tenant and Landlord against the risks ordinarily insured by standard professional malpractice liability insurance available to the hospitals respect to incidents, errors, omissions and claims which arose, existed or were created before the Commencement Date and with limits and carriers approved by Tenant.

        Section 7.3. Representations. etc. All of the representations and warranties of Tenant set forth herein shall be true and correct as of the Commencement Date in all material respects and Tenant shall have performed as of the Commencement Date all of its obligations hereunder which it is required to perform as of said date.

        Section 7.4. Assignment and Assumption Agreement. Landlord and Tenant shall have executed and delivered an Assignment and Assumption Agreement with respect to the Operating Contracts listed in Exhibit D and the liabilities set forth in Exhibit G-1.

        Section 8.     Termination.

        Section 8.1. By Landlord or Tenant. This Agreement may be terminated by Tenant or Landlord prior to the Commencement Date upon the following conditions:

        (a) By mutual consent of the parties;

        (b) By Tenant if the conditions set forth in Part I, Section 6 have not been satisfied or waived by the Outside Commencement Date;

        (c) By Landlord if the conditions set forth in Part I, Section 7 have not been satisfied or waived by the Outside Commencement Date; and

        (d) By either party if the Lease Term has not commenced by July 1, 1996 (the "Outside Commencement Date").

        Section 8.2. Notice and Cure. Neither party to this Agreement may claim termination or pursue any other remedy referred to in Part I, Section 8.1 on account of a breach of a condition, covenant or warranty by the other, without first given such other party written notice of such breach and not less than ten (10) days within which to cure such breach. The Commencement Date shall be postponed if necessary to afford such opportunity to cure provided, however, in no event shall it be postponed beyond the Outside Commencement Date.

        Section 8.3. Landlord's Remedies. In the event of the termination of this Agreement by Landlord under either Part I, Section 8.1(c) or Section 8.1(d) where, in either case the term has failed to commence as a result of a material breach by Tenant of its obligations hereunder, Landlord shall be entitled to terminate this Agreement and sue to recover any damages suffered by it as a result of said breach.

        Section 8.4. Tenant's Remedies. In the event of the termination of this Agreement by Tenant under either Part I, Section 8.1(b) or Section 8.1(d) where, in either case the term has failed to commence as a result of a material breach by Landlord of its obligations hereunder, Tenant shall have the right either (A) to seek specific performance of Landlord's obligations hereunder or (B) to terminate this Agreement and sue to recover any damages suffered by it as a result of said breach.

        Section 8.5. Mutual Termination Without Recourse. In the event of the termination of this Agreement pursuant to Part I, Section 8.1(a) neither party shall have any further rights or obligations hereunder.

                                     PART II

        Section 1.     The Premises.

        Section 1.1. Landlord hereby demises and leases to Tenant and Tenant hereby leases and takes from Landlord, the real estate described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Real Property") and the improvements thereon or to be added thereto in conjunction with the Development Program that do or will upon completion constitute the Hospital. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that Landlord shall be responsible for the supervision of the Development Program and that Tenant shall not be in breach of its obligations hereunder in the event of any delay in the completion of the Development Program which results from a breach by Landlord of its obligations with respect thereto; provided, however, that Tenant shall provide a project manager to assist Landlord with the supervision of the Development Program; and provided, further, that in the event that neither Landlord nor the lender under the Loan has completed the Development Program on or before December 1, 1997, Tenant shall have the right to terminate this Lease, it being understood and agreed that the completion of the Development Program was a material inducement to both Landlord's and Tenant's willingness to enter into this Lease.

        Section 1.2. Landlord hereby demises and leases to Tenant, and Tenant hereby leases and takes from Landlord, the vehicles, equipment, furniture, furnishings, and fixtures listed on Exhibit "Q", attached hereto and by this reference made a part hereof located therein (such equipment, vehicles, furniture, furnishings and fixtures, together with all replacements thereof and additions thereto financed with the proceeds of the Loan as part of the Development Program, will hereinafter be referred to as the "Personal Property"). The Development Program Equipment together with any other equipment that is necessary or convenient to operate the Hospital and which is acquired, in addition to the Personal Property, shall be acquired by and at the cost of Tenant and the same shall be and remain the property of Tenant ("Tenant's Equipment"). Landlord and Tenant acknowledge and agree that Tenant's Equipment shall include, but not be limited to, the equipment described in Exhibit "R" which Tenant has agreed to lease in connection with and to facilitate the Development Program and which Tenant shall have the right to remove from the Hospital at the end of the Term hereof, whether by expiration or earlier termination, unless Landlord elects to assume the leases with respect thereto if and to the extent Tenant has obligations outstanding thereunder as of said termination date; provided, however, that in the event of the termination of this Lease as a result of the default of Tenant hereunder, Tenant shall have no right to remove said portion of the Tenant's Equipment from the Hospital but shall be obligated to assign the leases related thereto to Landlord effective upon the date of said termination and any default by Tenant thereunder which is cured by Landlord in conjunction with said assumption shall be added to the damages owing to Landlord as a result of Tenant's default hereunder.

        Section 1.2.1. Tenant shall keep all of the Personal Property in good working order and condition at Tenant's sole cost and expense, and at the expiration or termination of the Lease Term shall return and deliver all of such property to Landlord in as good order and condition as when received hereunder, reasonable wear and tear excepted. If necessary for the proper operation of the Hospital, Tenant shall during the Lease Term replace part or all of the items of Personal Property which have been damaged or destroyed or become worn out or obsolete, and such replacement shall be at the sole cost of Tenant, but any such replaced equipment shall be and remain the property of Landlord, subject, however, to Landlord's obligations under Part II, Section 2.3. In furtherance of Tenant's obligations hereunder, Landlord shall assign to Tenant all of its right, title and interest in and to any warranties granted to Landlord in connection with any of the Personal Property acquired as a part of the Development Program.

        Section 1.2.2. Landlord agrees upon request of Tenant to subordinate any statutory or Landlord's lien that Landlord may have to any security interest granted by the Tenant to secure a purchase money obligation or an acquisition lease of any of Tenant's Equipment acquired by Tenant pursuant to Part II,
Section 1.2.1.

        Section 1.3. Throughout this Lease Agreement, the Real Property, the Hospital and the Personal Property will collectively be referred to as the "Premises". The Premises shall in no event include Tenant's Equipment as defined in Part II, Section 1.2.1.

        Section 2.     Term and Right of First Refusal.

        Section 2.1. Initial Lease Term. Subject to the satisfaction of the conditions set forth in Part I, Section 3 and 4, and regardless of the date of the execution of this Agreement or of the Delivery Date as defined in this Agreement, the Term of this Lease shall commence effective retroactively to February 1, 1996 (the "Commencement Date") and shall extend for a period of fifteen (15) years thereafter, unless extended or earlier terminated as provided herein (the "Initial Lease Term").

        Section 2.1.1. Tenant shall have the right to renew this Lease beyond the Initial Lease Term for two five (5) year renewal term(s) (the "Renewal Term(s)) by giving notice of the exercise of its renewal option at least one hundred twenty (120) days prior to the expiration of the Initial Lease Term and each Renewal Term. In the event Tenant is in default on the date of the giving of notice of its intent to renew the Lease, the notice may at Landlord's option be ineffective; in the event Tenant is in default on the date the applicable Renewal Term is to commence, then at Landlord's option the Renewal Term shall not commence and this Lease may expire as of the end of the Initial Lease Term or any applicable Renewal Term.

        Section 2.1.2. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver the Premises, together with all improvements thereof, to Landlord, (but, except as otherwise provided in Part II, Section 1.2, specifically excluding Tenant's Equipment) in good condition and repair, reasonable wear and tear excepted. At the time of surrender, Tenant shall remove Tenant's Equipment; provided, however, that Tenant shall repair any injury or damage done to the premises which may result from such removal and shall restore the Premises to the same condition as existed prior to the installation thereof.

        Section 2.2. Right of First Refusal. During the Lease Term, Landlord shall not sell the Premises to a third party ("Third Party") at any time when this Lease is not in default unless and until (i) Landlord has received and, subject to Tenant's right of first refusal, accepted a bona fide written offer ("Offer") from Third Party containing the sales price and all of the terms and conditions upon which Landlord is willing to sell the Premises to Third Party, and (ii) Landlord has provided Tenant with a copy of the Offer.

        Section 2.2.1. If Tenant, within twenty (20) days after receipt of Landlord's written notice, gives Landlord written notice of its desire to purchase the Premises, Landlord and Tenant shall, within thirty (30) days after Landlord receives Tenant's notice, enter into a written purchase and sale agreement for Landlord's sale of the Premises to Tenant for the price, and on the terms and condition, set forth in the Offer. In the event Tenant wrongfully fails to close under said agreement, then the Tenant shall have no further rights under this Part II, Section 2.2.

        Section 2.2.2. If Tenant does not give Landlord its written notice within such twenty (20) day period, Landlord thereafter shall have the right to sell the Premises to Third Party on the terms and conditions set forth in the Offer, so long as the sale to Third Party closes within one hundred eighty (180) days after delivery of the Offer to Tenant. If such sale to Third Party does not close within the time period specified herein, then all of Tenant's first refusal rights stated in this Part II, Section 2.2 shall be reinstated with respect to such Offer and any and all subsequent offers.

        Section 2.3. Payment on Termination. Upon the termination of the Lease at the end of the Initial Lease Term or the Renewal Terms, as applicable, (a) Landlord shall reimburse Tenant for the cost less depreciation of (i) any and all capital improvements made to the Hospital at Tenant's expense and (ii) any Personal Property acquired by Tenant and used in connection with the operation of the Hospital, (b) Landlord will have the right to purchase from Tenant all, but not less than all, of Tenant's working capital then in use at the Hospital (which, for purposes hereof, shall specifically exclude all cash and cash equivalents) and (c) Landlord shall have the option, exercised in writing no later than sixty (60) days prior to the end of the Initial Term or the Renewal Terms, as applicable, to acquire Tenant's Equipment for a purchase price equal to the book value thereof less depreciation attributable thereto as reflected on Tenant's financial statements, in the case of any owned equipment, and assumption of any lease obligations outstanding with respect thereto, in the case of any leased equipment. The purchase price to be paid by Landlord for Tenant's working capital will be equal to the then current assets less the then current liabilities, which liabilities shall be assumed by Landlord using a form of Assignment Agreement similar to the Working Capital Assignment Agreement executed by Landlord and Tenant pursuant to the terms hereof. The purchase price for Tenant's working capital and/or Tenant's Equipment shall be payable in cash within 15 days after the end of the Initial Term or the Renewal Terms, as applicable. The then "Current Assets" shall include the net book value of Landlords inventories and supplies and accounts receivable but shall include cash and cash equivalents.

        Section 2.4. Licenses. Upon termination or expiration of this Lease, Tenant will: (a) surrender or transfer to Landlord, as appropriate, all licenses, certificates and permits associated with the Hospital; (b) transfer to Landlord all medical records, medical staff records, financial records and other books and records associated with the Hospital; and (c) immediately stop using the name "Parkview Regional Hospital" or any similar name.

        Section 3.     Rent.

        Section 3.1. Basic Rent. During the Initial Lease Term the annual rent due hereunder (the "Basic Rent") shall be as follows:

        (i) From the Commencement Date until the completion of the Development Program (the "Completion Date") as evidenced by (i) the issuance of an unconditional Certificate of Occupancy from the City of Mexia and of all necessary licenses and permits to operate the same from the State of Texas and (ii) the certification of the project architect that the same is substantially complete subject only to the correction of approved punch list items, the annual Basic Rent shall be in the amount of Two Hundred Thousand and no/100 Dollars ($200,000), payable in equal monthly installments of Sixteen Thousand Six Hundred Sixty Six and 67/100 Dollars ($16,666.67).

        (ii) During the first Lease Year after the Completion Date, the annual Basic Rent shall be in the amount of Three Hundred Seventy Five Thousand and no/100 Dollars ($375,000) payable in equal monthly installments of Thirty One Thousand Two Hundred Fifty and no/100 Dollars ($31,250.00).

        (iii) During each subsequent Lease Year after the Completion Date, the annual Basic Rent shall be in an amount equal to the annual Basic Rent paid during the immediately preceding Lease Year increased by the lesser of (i) the percentage change in the Consumer Price Index (the "CPI") (as hereinafter defined) from the CPI in effect as of the first day of the immediately preceding Lease Year to the CPI in effect as of the first day of the current Lease Year and (ii) three (3%) per cent per annum; provided, however, in no event shall the Basic Rent payable in any Lease Year be less than the Basic Rent paid during the immediately preceding Lease Year.


        For purposes of this Part II, Section 3, a Lease Year shall be the twelve (12) month period commencing on the Completion Date. In the event the Commencement Date or the Completion Date shall be other than the first day of the month, Tenant shall pay to Landlord a pro rata portion of rent for the month. All annual rental payments shall be made in advance in equal monthly installments in the amounts specified and shall be paid on the fifth day of each month; provided, however, that the first monthly payment shall be due on the fifth day after the Commencement Date.

        For purposes of this Part II, Section 3, the CPI shall be the Consumer Price Index for Wage Earners and Clerical Workers, Dallas-Fort Worth SMSA: All Items (1982-1984=100), published by the Bureau of Labor Statistics (the "BLS"), or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living Index is not available to make a cost-of-living adjustment, the adjustment to the rent provided for herein shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84=100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor and Lessee.

        Section 3.2. Payment of Basic Rent. The Basic Rent shall be payable without offset, abatement or other deduction (including offsets resulting from any defaults by Landlord under any other agreement to which it or its affiliates and Tenant or its affiliates may be a party, unless expressly set forth herein) to Landlord at the address set forth in Part II, Section 16, or to such other person, firm or corporation at such other address as Landlord may designate by notice in writing to Tenant.

        Section 3.2.1. This Lease is intended to be triple net to Landlord, and Tenant shall pay to Landlord, net throughout the Initial Lease Term and any Renewal Term, the Basic Rent prescribed by Part II, Section 3.1, free of any offset, abatement, or other deduction, except as may be expressly set forth herein. Tenant is hereby obligated to make all rental payments set forth herein to Landlord. Landlord shall not be required to make any payment of any kind with respect to the Premises, except as may otherwise be expressly set forth herein and except for the payment of the principal and interest due on the mortgages and security instruments described in Exhibit "B." Accordingly, Tenant agrees to pay all additional rent payments described in Part II, Section 3.4.1 and all charges described in Part II, Section 6 as they become due and payable.

        Section 3.3. Late Charges. If any payment of any sums required to be paid or deposited by Tenant to Landlord under this Lease and payments made by Landlord under any provision hereof for which Landlord is entitled to reimbursement by Tenant shall become overdue for a period of ten (10) days beyond the date on which they are due and payable as provided for in Part II,
Section 12.1.1. of this Lease, a late charge of one percent (1%) per month on the sums so overdue shall begin to accrue as of the expiration of said period and shall immediately be due and payable to Landlord, and said late charge shall be payable on the first day of the month next succeeding the month during which such late charge becomes payable. Such late charge shall compensate Landlord only for loss of interest on the payments due Landlord and shall be in addition to any and all other amounts, including damages, to which Landlord may be entitled pursuant to this Lease or in law or equity. The acceptance by Landlord of a late charge shall not limit or preclude Landlord from exercising its rights pursuant to Part II, Section 12. If non-payment of any late charge shall occur, Landlord shall have, in addition to all other rights and remedies, all rights and remedies provided for herein and by law in the case of non-payment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this Section in any instance thereafter occurring.

        Section 3.4.  Additional Rent.

        Section 3.4.1. The additional rent shall consist of all real estate taxes, general and special assessments, personal property taxes, and other public charges which are assessed, levied, confirmed, or imposed upon the Premises during the Lease Term, and all sales taxes and other taxes that are now or hereafter may be payable in connection with the Basic Rent payable hereunder during the Initial Lease Term and any Renewal Term (other than income taxes owing by Landlord as a result of Tenant's payment of Basic Rent hereunder).

        Section 3.4.2. Any taxes and assessments relating to a fiscal period of any authority, a part of which is already included within the Initial Lease Term or any Renewal Term and a part of which is included in a period of time before or after the Initial Lease Term or any Renewal Term, shall be adjusted pro rata between Landlord and Tenant and each party shall be responsible for its pro rata share of any such taxes and assessments.

        Section 3.4.3. Nothing herein shall require Tenant to pay income taxes assessed against Landlord if and to the extent the same may hereafter be assessed against Landlord as a result of the existence of this Lease, it being specifically understood and agreed that as of the Commencement Date, no such taxes are assessed against Landlord.

        Section 3.4.4. Tenant may contest, in its own name or in the name of Landlord, with Landlord's cooperation, which Landlord agrees to give, the legality or validity of any such tax or assessment or of any law under which the same shall be imposed. This must be done in good faith, with due diligence, and at Tenant's own expense. If Tenant does so contest such tax or assessment beyond the time limit for payment thereof by Tenant, Tenant shall do one of the following: Tenant may pay such amount under protest; procure and maintain a stay of all proceedings with adequate bond to enforce collection of such tax or assessment; or deposit with Landlord reasonable security for the payment of all contested sums. Once such action is taken by Tenant, Tenant shall not be considered to be in default hereunder with respect thereto.

        Section 3.4.5. Tenant shall have, and Landlord hereby irrevocably grants to Tenant, the power and authority, at Tenant's cost to make and file and prosecute any statement or report or claim for refund which may be required or permitted by law, as the basis of or in connection with the assessment, determination, equalization, reduction or payment of any and every tax or assessment or license or charge which Tenant is required to pay or discharge hereunder.

        Section 3.4.6. Upon the termination of any such proceeding, Tenant shall pay the amount of such taxes and assessments or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith.

        Section 3.4.7. If any income, profits or revenue tax shall be levied, assessed or imposed upon the income, profits or revenue arising from rents payable hereunder, partially or totally in lieu of or as a substitute for real estate or personal property taxes imposed upon the Premises during the term of this Lease, then Tenant shall be responsible for the payment of such tax.

        Section 3.4.8. Tenant shall pay before delinquency any and all real and personal property taxes and assessments, payable hereunder by Tenant. In the event of a late payment, Tenant shall pay all interest and penalties plus the amount due. Tenant shall further provide Landlord with evidence of payment as soon as practicable after Landlord's written request therefor.

        Section 4.     Use of the Premises/Compliance With Laws.

        Section 4.1.1. Tenant covenants upon execution of this Lease to use its best efforts to obtain all approvals needed to operate the Hospital under applicable state and federal law, including, but not limited to, certificate of need, licensure and certification, and, during the Initial Lease Term and any Renewal Terms, to operate the Hospital as a provider of health care services and to maintain its certification for reimbursement and its licensure and its JCAHO accreditation. Landlord agrees to assist Tenant as reasonably necessary to obtain such approvals. Tenant shall not amend or alter the Hospital license or certification without the prior written approval of Landlord, which shall not be unreasonably withheld. In addition, Tenant covenants and agrees that in connection with its operation of the Hospital it shall provide charity care in each Lease Year in a manner consistent with the past practices of the Hospital. For purposes hereof, charity care shall be deemed to be the care provided to patients who are determined under the Hospital's charity care policy in effect at the time of execution of this Agreement (Exhibit T) to otherwise pay for their care, it being the intent of the parties to provide hospital care and related services to residents of the Hospital's primary service area without regard to ability to pay.

        Section 4.1.2. Tenant covenants and agrees that it will return the Hospital to Landlord at the end of the Initial Lease Terms and/or any applicable Renewal Terms licensed and certified in the same manner as it is on the Commencement Date. Tenant shall provide at all times sufficient personnel, equipment and supervision to operate the Hospital safely and effectively and shall take such measures as are necessary (including disciplinary actions against, and termination of employment of, personnel where appropriate).

        Section 4.2. After the Commencement Date, Tenant shall neither use nor permit to be used the Premises, or any part thereof for any purpose or purposes other than as an acute care facility without the prior written consent of Landlord, which shall not be unreasonably withheld. No use shall be made or permitted to be made of the Premises, and no acts shall be done, which will cause the cancellation of any insurance policy covering the Premises or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the Premises of any insurance organization or company necessary for the maintenance of insurance, as herein provided, covering the Premises.

        Section 4.3. Tenant covenants and agrees that the Premises shall not be used for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the Premises, nor shall Tenant cause or permit any nuisance thereon. Tenant further covenants and agrees that Tenant's use of the Premises and maintenance, alteration, and operation thereof shall at all times conform to all applicable and lawful local, state, and federal ordinances, rules and regulations; including but not limited to the certificate of need, licensure and certification. Tenant may, however, contest the legality or applicability of any such ordinance, rule or regulation, or any licensure or certification decision. This must be done in good faith, with due diligence, without prejudice to Landlord's rights hereunder, and at Tenant's own expense. If Tenant does so contest any such ordinance, rule, regulation or decision, Landlord may require Tenant to deposit with Landlord reasonable security for the payment of all liability, costs, and expenses which may arise from the litigation. Once such a deposit has been made or while such a contest is pending, even if no such deposit is required by Landlord, Tenant shall not be considered in default under this Part II, Section 4.3. of the Lease.

        Section 4.4. Tenant shall neither suffer nor permit the Premises or the Hospital or any portion thereof to be used in such a manner as (i) might reasonably tend to impair Landlord's interest in the Premises or any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Premises or any portion thereof.

        Section 4.5. Within ten (10) days after receipt of Landlord's written request therefor, Tenant shall deliver to Landlord a copy of the results of all surveys, investigations and inspections of the Hospital and its operation performed by state or federal authorities, including, but not limited to, notifications of actual or possible violations of state or federal law and regulations pertaining to the Hospital.

        Section 4.6. Tenant shall timely pay all Hospital payroll and related payroll taxes and impositions.

        Section 4.7 In connection with its operations at the Hospital, Tenant shall work with the Hospital's Governing Board established pursuant to Tenant's Bylaws, which Board shall be comprised of three members of the community served by the Hospital, two physicians with staff privileges at the Hospital and two officers or employees of Tenant and (ii) Tenant shall take such action as the Governing Board may deem to be necessary from time to time to monitor the satisfaction of the patients and community served by the Hospital and to take any action which is deems to be appropriate to address concerns raised by said patients and community members. The community members shall be selected as follows: one of the community members shall be appointed from a list of nominees recommended by the Hospital Board and two of the community members may, but shall not be required to, be appointed from said list of nominees.

        Section 5.     Liabilities.

        Section 5.1 In consideration of the payment on the Delivery Date of an amount equal to the Excess Assets (as defined herein), Landlord hereby sells, assigns and transfers to Tenant all of the Hospital's working capital existing on the Commencement Date as reflected on the balance sheet attached hereto as Exhibit "G" (the "Working Capital"). Landlord and Tenant acknowledge and agree that the Working Capital does not include all of Landlord's assets or liabilities existing on the Commencement Date. For purposes hereof, the term "Excess Assets" shall mean the amount by which the current assets included in the Working Capital exceed the current liabilities included therein. For purposes hereof, the term "current assets" shall include the net book value of Landlord's inventories and supplies and accounts receivable but shall exclude cash and cash equivalents.

        Section 5.2 Landlord represents and warrants to Tenant that Landlord owns all of the assets sold to Tenant under Part II, Section 5.1 free and clear all liens, encumbrances, defenses or set-offs or charges of any nature whatsoever other than those liens described in Exhibit "B".

        Section 5.3 Tenant is not and is not to be deemed to be a successor of Landlord's business or operations at the Hospital. It is expressly understood and agreed that Tenant has not and does not assume or agree to assume any liability or obligation whatsoever of Landlord or of Hospital, except as expressly agreed to in writing by Tenant.

        Section 5.4 Tenant does hereby assume and agree to pay all of the current liabilities of the Hospital as of the Commencement Date as set forth on Exhibit "G-1". For this purpose, current liabilities means only those liabilities with a scheduled maturity date of less than 12 months. Landlord represents that the current liabilities will not exceed $1,450,000.

        Section 5.5. Tenant assumes and agrees to pay and perform Landlord's obligations under, but only to the extent such obligations accrue during the Lease Term, (i) the Operating Agreements set forth in Exhibit "D," and (ii) the equipment leases set forth on Exhibit "C."

        Section 5.6. In order to facilitate the transfer of operational responsibility for the Hospital to Tenant and to enable Tenant to continue to operate the Hospital under Landlord's Medicare and Medicaid provider numbers, Tenant agrees to assume responsibility for all claims under Medicare or Medicaid, including payments of any amounts in excess of the amounts shown as due to Medicare or Medicaid on Landlord's Balance Sheet or by any third party payor for recapture of depreciation, cost report settlements, charges, billings or other amounts arising out of operation of the Hospital prior to the Commencement Date or the termination of Landlord's operations at the hospital, subject to Landlord's agreement that, as between Landlord and Tenant, Landlord shall be obligated to reimburse Tenant for any amounts paid by it pursuant to this Part II, Section 5.6 together with interest at the rate of 12 percent per year until paid in full; provided, however, that Landlord's failure to so indemnify Tenant shall not affect Tenant's obligations hereunder to Medicare and Medicaid and the appropriate fiscal intermediaries. Landlord hereby grants Tenant the right, but not the obligation, to appeal all Medicare, Medicaid, or other third payor decisions related to periods prior to the Commencement Date. Tenant will remit to Landlord any recovery under such appeal or appeals, after deducting all costs incurred and any amounts which are the subject of the indemnity provisions of the immediately preceding sentence and which have not been paid by Landlord to Tenant as and when due.

        Section 5.7. Without limiting Part II, Section 5.3, Tenant specifically does not assume any of the following liabilities (collectively, the "Excluded Liabilities"):

        Section 5.7.1. Malpractice liability for any action, failure to act or event occurring prior to the Commencement Date.

        Section 5.7.2. Obligations or liabilities to employees of Landlord under any employment benefit plans, except for accrued amounts included as current liabilities under Part II, Section 5. 4.

        Section 5.7.3. Any other liability, claim, cost, debt or obligation, whether liquidated or unliquidated contingent or otherwise, not expressly assumed by Tenant in writing, including, but not limited to, those set forth in Exhibit "S."

        Section 5.8. Landlord will promptly pay all Excluded Liabilities as the same become due. If Landlord fails to pay an Excluded Liability within 10 days after request by Tenant, Tenant may pay the same. Landlord will promptly reimburse Tenant for such amounts together with interest at the rate of 12 percent per year until paid in full. The unreimbursed balance of the Excluded Liabilities paid by Tenant together with interest thereon is referred to herein as the "Excluded Liabilities Account." Upon expiration or termination of this Lease for any reason (other than the purchase of the Hospital by Tenant pursuant to its right of first refusal granted under this Lease or otherwise), Landlord will pay the then existing balance of the Excluded Liabilities Account within 15 days after the expiration or termination. Any amounts not paid will be treated in the same manner as other unpaid amounts in accordance with Part II,
Section 2. 3.

        Section 6.    Maintenance. Repair. Alterations and Utilities.

        Section 6.1. Tenant shall, at its own cost, and without expense to the Landlord, keep and maintain the Premises, including all sidewalks, buildings, surface parking lots and improvements of any kind which may be a part thereof in good, sanitary and neat order, condition and repair, ordinary wear and tear and obsolescence in spite of repair and acts of God excepted, and, except as specifically provided in Part II, Section 10, below, restore and rehabilitate any of the Premises which may be destroyed or damaged by fire, casualty or cause whatsoever and in such a manner as may be necessary to operate the Hospital in accordance with applicable state and/or federal laws or regulations. Tenant shall perform all interior and exterior painting, and maintain the grounds of the Hospital in a good and sightly appearance. Tenant shall be obligated during the Lease Term to make any repairs, replacements or renewals of any kind, nature or description whatsoever to the Premises.

        Section 6.2. For changes, alterations or additions to the Premises in excess of $50,000.00 after the Commencement Date, other than the changes, alterations and additions included in the Development Program, Tenant shall obtain the prior written consent of Landlord, which shall not be unreasonably withheld, except as hereinafter provided. Further, Tenant shall make any and all alterations required by applicable state and/or federal laws or regulations, without the need to first obtain Landlord's consent thereto regardless of the cost thereof. Landlord acknowledges and agrees under Part II, Section 2.3, Landlord is obligated to reimburse Tenant at the expiration of the Initial Lease Term or any Extended Term, as applicable, for the cost less depreciation of any changes, alterations or additions to the Premises which constitute capital improvements thereto.

        Section 6.3. Tenant shall pay all charges for water, electricity, gas, sewage, waste, trash and garbage disposal, telephone, cable television, and other services furnished to the Premises from and after the Commencement Date.

        Section 7.     Liens Against the Premises.

        Section 7.1. Tenant will not permit the Premises to become subject to any lien, charge, or encumbrance as a result of work performed by or at the request of Tenant, including the work included in the Development Program. Tenant shall maintain the Premises free from all orders, notices, and violations filed or entered by any public or quasi-public authorities. Notwithstanding the foregoing, in the event any such lien, charge, or encumbrance is imposed, Tenant may contest any such lien, charge, encumbrance, order, notice or violation. This must be done in good faith, with due diligence and at Tenant's own expense and Tenant shall not be considered in default of the provisions of this Part II,
Section 7.1. as a result of such contest, provided Tenant posts adequate bond with the court or, upon Landlord's request, deposits with the Landlord reasonable security for the payment of all contested sums.

        Section 7.2. Should a judgment on any lien, charge, encumbrance, order, notice or violation be rendered against the Premises and should Tenant fail to discharge such judgment or take action to protest such judgment, Landlord shall have the right but not the obligation to discharge said judgment. If Landlord exercises that option, any amounts paid by Landlord shall be due from Tenant as additional rent. Such additional rent shall be due and payable on the next date after the expense is incurred that Basic Rent is otherwise due.

        Section 7.3. Tenant shall take all reasonable steps necessary to ensure that no lien arising under Texas Mechanic's or Materialman's Law as a result of construction done at the Premises at Tenant's request, shall extend to the interest of Landlord in the Premises. Tenant shall pay all costs incurred by Tenant in connection with the construction, alteration, demolition, maintenance and repair of any and all improvements on the Premises. Should a lien or claim of lien be filed against the Landlord's or Owner's interest in the Premises by any contractor, subcontractor, mechanic, laborer, materialman or any other person whomsoever retained by Tenant, Tenant shall, within sixty (60) days after the filing thereof, cause the same to be discharged of record.

        Section 8.     Non-Liability and Indemnification.

        Section 8.1. During the Lease Term, Tenant agrees to protect, indemnify and save harmless Landlord from and against all claims arising out of or connected with the use, occupancy and condition of the Premises and shall pay all costs and expenses incurred by Landlord in connection with such claims, including without limitation, court costs and reasonable attorney's fees for trial and appellate proceedings. Landlord shall be protected hereby from all claims arising during the Lease Term from loss of or damage to property, or death or injury to persons except to the extent such loss, damage, death or injury is caused by the negligence or willful actions of Landlord or from the acts or omissions of Landlord or Landlord's tenant prior to the Commencement Date.

        Section 8.1.1. Landlord agrees to protect, indemnify and save harmless Tenant, including the members, managers, employees and agents of Tenant and their successors and assigns, from and against all claims arising out of or connected with its use, operation, and occupancy of the Premises prior to the Commencement Date or a breach by Landlord of any of its representations, warranties and covenants set forth herein, and Landlord shall pay all costs and expenses incurred by Tenant in connection with such claims, including without limitation, court costs and reasonable attorneys' fees for trial and appellate proceedings. In furtherance of Landlord's indemnity obligations hereunder, Landlord agrees to keep available $150,000 of cash until the later of (i) one year after the Delivery Date or (ii) the final non-appealable resolution of any claims for indemnity made by Tenant during said one year period.

        Section 9.     Insurance.

        Section 9.1. During the term of this Lease, Tenant shall at all times keep the Premises insured with the kinds and amounts of insurance described below through an insurance carrier qualified to do business in the state of Texas which is reasonably acceptable to Landlord. The policies must name Landlord as a named insured or loss payee as their interests may appear and must provide that no policy will be cancelled or terminated in any way without not less then 10 days prior written notice to Landlord. Losses shall be payable to Landlord and Tenant in the manner set forte in Part II, Section 10.1 herein. Any loss adjustment shall require the written consent of Landlord and Tenant. Evidence of insurance shall be deposited with Landlord. The policies on the Premises shall insure against the following risks:

        Section 9.1.1. Loss or damage by fire and such other risks as may be included in the broadest form of extended coverage insurance from time to time available (which shall include the effects of floods and hurricanes if the Premises are located in a designated flood plain area) in amounts sufficient to prevent Landlord or Tenant from becoming a coinsured within the terms of the applicable policies and in any event in an amount not less than one hundred percent (100%) of the then full replacement value thereof (as defined below in Part II, Section 9.2.);

        Section 9.1.2. Loss or damage from leakage of any sprinkler system now or hereafter installed in the Hospital on the Premises;

        Section 9.1.3. Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Hospital, in such limits with respect to any one accident as may be reasonably requested by Landlord from time to time;

        Section 9.1.4. Business interruption insurance covering the risk of loss during the reconstruction resulting from the occurrence of any of the hazards described in Part II, Sections 9.1.1., 9.1.2. or 9.1.3. in an amount sufficient to pay the rental required under this Lease for a period of 6 months;

        Section 9.1.5. Claims for personal injury or property damage under a policy of general public liability insurance with combined single limits in respect of bodily injury and property damage of not less than One Million and no/100 Dollars ($1,000,000) per occurrence and annual aggregate limits of not less than Three Million and no/100 Dollars ($3,000,000). If obtainable at a reasonable cost, the public liability insurance shall be on an as occurrence basis as opposed to a claims made basis;

        Section 9.1.6. Professional liability insurance insuring Tenant and Landlord in amounts and against the risks ordinarily insured by standard professional liability insurance available to the hospitals, but in no event less than One Million Dollars ($1,000,000) per occurrence and annual aggregate limits of not less then Three Million Dollars ($3,000,000);

        Section 9.1.7. Claims for employee injuries covered by worker's compensation in accordance with the requirements of Texas law, provided that Tenant may self-insure if duly qualified in accordance with Texas law or with the consent- of the Landlord elect to operate the Hospital without worker's compensation insurance to the extent permitted by Texas law; and

        Section 9.1.8. Such other hazards and in such amounts as may be customary for comparable properties in the area.

        Section 10.1. All proceeds payable by reason of any physical loss of any of the improvements comprising the Premises and insured under any policies of insurance required by this Lease shall be held in trust by Landlord and (subject to Part II, Section 10.2.) shall be available for the reconstruction or repair, as the case may be, of any damage to or destruction of the Premises and shall be paid out by Landlord from time to time for the reasonable cost of such work. Any excess of money received from insurance remaining with the Landlord after the restoration or reconstruction of the Premises shall be paid to Tenant free and clear upon completion or restoration or reconstruction. Any shortfall shall be the Tenant's responsibility. All salvage resulting from any such loss covered by insurance shall belong to Landlord.

        Section 10.2. In the event any improvements comprising the Hospital, the Premises or the Personal Property are damaged by peril covered by insurance or required to be covered by insurance in accordance with the terms hereof, Tenant shall commence to rebuild the same within sixty (60) days after the proceeds of any insurance become available and pursuant to plans and specifications prepared by Tenant and approved by Landlord within said sixty
(60) day period, and Tenant shall proceed with all due diligence to complete said restoration within a commercially reasonable period of time unless Tenant is not obligated to rebuild in accordance with Part II, Section 10.2.1 below. Any repair or restoration shall be undertaken by Tenant in such a manner as to ensure that upon its completion the Hospital is of the same standard and quality as prior to the damage or destruction.

       Section 10.2.1. Tenant shall not be obligated to rebuild if the repairs or reconstruction of the damage cannot be made under existing laws, ordinances, statutes or regulations of any governmental authority applicable thereto in which case this Lease shall terminate effective thirty (30) days after the damage occurs and all insurance proceeds with respect to the Premises shall be payable to and retained by Landlord, free of any claims by Tenant; provided, however, Tenant shall be entitled to retain any business interruption proceeds payable with respect to such loss.

        Section 10.3. In the event any damage occurs which renders the Hospital unsuitable for use as an acute care facility and no insurance coverage against the loss was required under the terms hereof and Tenant did not otherwise elect to maintain such insurance, Landlord may, at its election, either terminate this Lease or elect to rebuild or repair the damage so incurred provided that unless Landlord notifies Tenant in writing within thirty (30) days after such damage as to which election it makes, Landlord shall be deemed to have elected to terminate this Lease. In the event of such an uninsured loss which does not render the Hospital unsuitable for use as an acute care facility, Landlord shall be required to rebuild or repair the damage so incurred. Any replacement or repairs performed by Landlord pursuant to this Part II, Section 10.3 shall be commenced within sixty (60) days of the date of election by Landlord, but not later than one hundred twenty (120) days after the loss. In the event Landlord does not elect to rebuild or repair, this Lease shall automatically terminate as provided in Part II, Section 10.2.1 above. In the event Landlord elects not to rebuild the Hospital pursuant to this Part II, Section 10.3 and it is determined to be in the best interests of the patients to be transferred from the Hospital as a result of the damage thereto, Tenant shall be entitled to transfer the patients of the Hospital to any other facilities operated by it or its affiliates to which said patients are willing to move.

        Section 10.4. In the event Tenant or Landlord, as appropriate, is not obligated or does not elect to rebuild or repair, Tenant shall promptly, at its own expense, remove from the Premises any of Tenant's Equipment not so damaged or destroyed, subject to Landlord's right to acquire the same pursuant to Part II, Section 2.4.

        Section 10.5. For the purposes of this Part II, Section 10, the Hospital shall be deemed to have been rendered unsuitable for use as an acute care facility if, in the good faith judgment of Tenant and Landlord, reasonably exercised, after any such loss the Hospital cannot be operated on a commercially practicable basis as an acute care facility of the type and quality existing and licensed immediately prior to such loss, taking into account, among other relevant factors, the number of licensed and operational beds affected by such loss.

        Section 10.6. This Lease shall remain in full force and effect and Tenant's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during the first six (6) months of any period of repair or reconstruction, but thereafter, assuming the reconstruction has been commenced and is being diligently pursued by Tenant and the failure to complete the restoration is through no fault of Tenant, rental payments shall be abated to the extent that is fair, just and equitable to both Tenant and Landlord, taking into consideration, among other relevant factors, the number of licensed beds rendered unusable by such loss or damage.

        Section 11.    Condemnation.

        Section 11.1 If, during the Lease Term, so much of the Premises are taken or condemned for a public or quasi-public use that the Premises are rendered unsuitable for use as an acute care facility, this Lease shall terminate. Termination will be effective without entry or notice. Termination shall occur as of the day when possession is required to be surrendered to the taking or condemning authority.

        Section 11.2. If, during the term of this Lease, a portion of the Premises and/or the Hospital is taken or condemned in fee for a public or quasi-public use such that the Hospital is not rendered unsuitable for use as an acute care facility, this Lease shall not terminate. If, however, as a result of the taking, the number of beds available for operation of the Hospital as an acute care facility of the type and quality existing and licensed prior to the taking has been or must be reduced, Tenant shall be entitled to an abatement of rent. The rent abatement shall be to the extent that is fair, just and equitable to both Tenant and Landlord, taking into consideration, among other relevant factors, the number of licensed beds rendered unusable by such loss or damage.

        Section 11.3. All damages awarded in connection with the taking of the Premises shall vest in Landlord. All damages awarded in connection with the taking of the leasehold estate and Tenant's Equipment shall vest in Tenant.

        Section 11.4. For purposes of this Part II, Section 11, the Premises shall be deemed to have been rendered unsuitable for use as an acute care facility if, in the good faith judgment of

Landlord and Tenant reasonably exercised, after any such loss the Premises cannot be operated on a commercially practicable basis as an acute care facility of the type and quality existing and licensed immediately prior to such loss, taking into account, among other relevant factors, the number of licensed beds.

        Section 12.     Default.

        Section 12.1. The occurrence of any of the events, acts or circumstances described in Part II, Sections 12.1.1. and 12.1.2. shall constitute an Event of Default under this Lease.

        Section 12.1.1. Failure by Tenant to pay in full any rent payable under this Lease when due, and the continuance of such failure for ten (10) days.

        Section 12.1.2. Failure by Tenant to observe, perform or comply with any of the terms, covenants, agreements or conditions contained in this Lease (other than as specified in Part II, Section 12.1.1 or Section 12.1.6), and the continuance of such failure for thirty (30) days after Landlord has given Tenant notice of such failure. If Tenant has promptly commenced and diligently pursued remedial action within said thirty (30) day period but has been unable to cure its default (except for any default that can be reasonably cured by the payment of money) prior to the expiration thereof, said thirty (30) day period shall be extended for the minimum time reasonably required for the completion of Tenant's remedial action. Notwithstanding the foregoing, in the event any such failure of performance by Tenant is deemed to pose a substantial risk of harm to the patients of the Hospital or to the licensure or certification status or JCAHO accreditation of the Hospital, Tenant shall be required to cure such failure within a period of time as may be established by the state or federal authority having jurisdiction over the Hospital or, if no such time frame is established, as soon as is reasonably practicable, but in no event within more than one week from the determination of the existence of such condition; provided, however, that in the event Landlord is not satisfied that the Tenant is undertaking such cure within one half of the time allocated by such authority or by the terms hereof, then Landlord shall have the right to enter into the Hospital and to undertake the completion of such cure, in which case Landlord shall have no liability to Tenant with respect thereto except for liability which Tenant incurs as a result of the Landlord's negligence or wrongful misconduct in undertaking such cure.

        Section 12.1.3. The making by Tenant or any guarantor of this Lease of an assignment for the benefit of its creditors or the commencement of proceedings in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Tenant of any guarantor of this Lease or for the adjudication of either such party as a bankrupt or insolvent or for the appointment of a receiver of the property of either such party, which proceeding are not dismissed and any receiver, trustee or liquidator appointed therein is not discharged, within sixty (60) days after the institution thereof.

        Section 12.1.4. The abandonment of the Premises by Tenant other than as a result of the damage or destruction or taking thereof.

        Section 12.1.5. The levying of a writ of execution or attachment on or against the property of Tenant or any guarantor of this Lease which is not discharged or stayed by action of said party contesting the same within sixty
(60) days after such levy or attachment and/or the sale of the interest of Tenant in the Premises under such a writ of execution or attachment.

        Section 12.1.6. If (i) any government agency having jurisdiction over the Hospital revokes or terminates any license required for the operation of the Hospital as a licensed acute care facility; (ii) there is any involuntary decertification of the Hospital from participation in any state or federal reimbursement program; or (iii) there is any action taken by a state or federal agency which results in the removal of patients from the Hospital as a result of deficiencies cited by said agency in the care rendered by Tenant at the Hospital.

        Section 12.1.7. If there is any generation, disposal, release or use of any hazardous substance upon or from the Premises other than in compliance with applicable laws and regulations.

        Section 12.2. Upon the occurrence of any Event of Default, Landlord, in addition to the other rights or remedies it may have, shall have the option at any time thereafter to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) the immediate right of re-entry; (ii) enter upon the Premises and repossess any equipment, furniture, fixtures, or other personalty encumbered by a lien or security interest in favor of Landlord and sell such personalty in the manner as provided in this Lease; (iii) alter any and all locks and other security devices restricting access to the Premises; and (iv) exercise any and all other rights or remedies given hereunder or available to Landlord at law or in equity.

        Section 12.2.1. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or it may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms, which may be for a term shorter than or for a term extending beyond the Lease Term, and at such rental or rentals and on such other terms and conditions as Landlord, in its reasonable discretion, may deem advisable. In the event that Landlord relets all or a portion of the Premises, the rents actually received by Landlord shall be applied as follows: first, to the payment of any cost or expense incurred by Landlord for which Tenant is liable; second, to the payment of any indebtedness, other than rent, due to Landlord from Tenant; third, to the payment of all past due rent and any other amounts then due and payable by Tenant under this Lease; and fourth, to any other amounts payable by Tenant hereunder. Any net amounts received by Landlord as a result of reletting in excess of the amounts payable by Tenant hereunder shall be remitted by Landlord to Tenant.

        Section 12.2.2. Should Landlord at any time terminate this Lease as a result of any Event of Default, in addition to any other remedy it may have, Landlord may recover from Tenant all damages incurred by reason of such Event of Default, including the cost of recovering the Premises.

        Section 12.2.3. Whether or not Landlord elects to terminate this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case all of Tenant's rights in this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Possession of the Premises includes but is not limited to possession of all Personal Property, patients, patient records, Hospital business records, general intangibles and proceeds. If Landlord elects to terminate this Lease or terminate Tenant's right to possession of the Premises, Tenant shall immediately vacate the Premises. If Tenant fails TO immediately vacate the Premises, Landlord may, without prejudice to any other right or remedy and without being deemed guilty of trespass and with or without resort to legal process, immediately enter upon and take possession of the Premises and expel or remove Tenant or any other person occupying the Premises (other than the patients and any third party operators of departments within the Hospital who are not affiliates of Tenant) and any property found within the Premises. To the extent permitted by law, Tenant hereby waives (i) any notice of Landlord's intent to re-enter or retake possession, (ii) any notice provided by statute or otherwise of such re-entry or repossession or the changing of locks, (iii) any claim or cause of action, whether based upon trespass, conversion, or otherwise, against Landlord for any damages caused by the alteration of any locks or any re-entry, or repossession by Landlord, except if by the negligence or wilful misconduct of Landlord or otherwise, and (iv) any right of redemption, re-entry or repossession of Tenant and any notice of legal proceedings for re-entry, including any actions in forcible entry and detainer. Tenant shall have no right to re-enter the Premises or to obtain any key to the Premises until Tenant cures all Events of Default hereunder and pays all amounts owing to Landlord hereunder, including any late charges, as a result of said Event of Default.

        Section 12.2.4. Any termination of this Lease by Landlord shall not in any event terminate Tenant's obligation to pay rent and other amounts owed by Tenant pursuant to this Lease for the full Lease term. Upon the occurrence of an Event of Default, Landlord shall have the right to recover from Tenant the following:

        (a) the worth, at the time of the award, of the unpaid Basic Rent that had been earned at the termination of this Lease; and

        (b) the worth, at the time of the award, of the amount by which the unpaid Basic Rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably or has actually been avoided by Landlord; and

        (c) the worth, at the time of the award, of the amount by which the unpaid Basic Rent for the balance of the Lease Term after the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably or actually has been avoided by Landlord; and

        (d) any other amount, and court costs and reasonable attorneys' fees, necessary to compensate Landlord for all detriment and damage proximately caused by Tenant's default.

        The worth at the time of the award as used in (a) and (b) of the preceding sentence is to be computed by allowing interest at the maximum rate permitted by law (or 12% per annum if there is no maximum rate). The worth at the time of the award as referred to in (c) above is to be computed by discounting the amount at the annual discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

        Section 12.3. No remedy herein conferred upon or reserved to Landlord or Tenant is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, remedy, or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver thereof unless and until such Event of Default has been cured. No waiver by Landlord of any provision of this Lease or any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any provision hereof or of any subsequent breach by Tenant of the same or any other provisions hereof. Neither the acceptance of rent by Landlord following the occurrence of an Event of Default by Tenant (whether known to Landlord or not) nor any custom or practice followed in connection with this Lease shall constitute a waiver by Landlord of such Event of Default or any other Event of Default. Landlord's consent to any act by Tenant shall not be deemed to render unnecessary the obtaining of Landlord's consent to any subsequent act of Tenant. From and after the occurrence of an Event of Default, any payments received by Landlord from Tenant may be applied by Landlord to any rent or other amounts owing by Tenant to Landlord hereunder, at Landlord's sole discretion.

        Section 12.4. In addition to any other remedy provided in this Lease, from and after the occurrence of an Event of Default and during the continuance thereof Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief or appointment of a receiver, or both without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The rights and remedies of Landlord as provided herein shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. Any injunction or temporary restraining order issued prior to a final hearing may enjoin Tenant, its officers, agents and employees and those in active concert or participation with them, from removing from the Premises any patients, patient records, equipment, furniture, fixtures, Hospital business records, monies and other things related in any way to Tenant's business at the Hospital; provided, however, that the receiver may only apply such monies in accordance with the order of the court. The receiver shall have all powers and duties necessary and reasonable to conduct Tenant's business at the Hospital until this Lease is terminated. Responsibility for the costs associated with the appointment of a receiver shall be determined by the court.

        Section 12.5. The exercise by Landlord of any one or more of the remedies granted herein or otherwise available at law or in equity shall not be deemed to be an acceptance of surrender of the Premises, whether by agreement or by operation of law. Landlord and Tenant agree that a surrender of the Premises can be effected only by an agreement in writing between Landlord and

Tenant. No act or omission of Landlord shall be construed as an election by Landlord to terminate this Lease unless Landlord gives written notice of termination to Tenant.

        Section 13.     Landlord's Right to Perform Tenant's Covenants.

        Section 13.1 If Tenant defaults in the making of any of the payments, or the performance of any of the obligations provided for in this Lease, Landlord may, at its option and on behalf of Tenant, make any such payments or perform any such obligations.

        Section 13. 2. Before exercising that option, however, Landlord must give Tenant written notice of Tenant's default and of Landlord's intention to correct that default. If thirty (30) days after such notice, or such shorter time period as Landlord may specify in the notice if further delay would impair materially any substantial right, property, or benefit of Landlord, Tenant has not corrected such default, Landlord may exercise its rights under this Part II,
Section 13.

        Section 13.3. In the event Landlord performs any obligation on Tenant's behalf, Tenant shall reimburse Landlord for any amounts reasonably paid or expended. This reimbursement shall be due and payable on the next rent payment date after the expense is incurred that rent is otherwise due. Landlord shall not be held liable or in any way responsible for any loss, inconvenience, annoyance or damage resulting to Tenant on account of such performance by Landlord, unless Landlord is found to have been negligent or engaged in willful misconduct in its performance. All amounts payable by Tenant to Landlord under any of the provisions of this Lease, if not paid when the same become due as in this Lease provided, shall bear interest from the date they become due until paid, at the prime rate of interest published in the Wall Street Journal, but in no event at a rate which would be deemed to be usurious under Texas law. In the event that the Wall Street Journal ceases or fails to publish or announce a prime rate, the amounts due hereunder shall bear interest at the prime rate announced by the bank designated by Landlord, provided such a bank is among the top twenty-five (25) banks in the United States in terms of deposits.

        Section 14.     Quiet Enjoyment.

        Section 14.1. Landlord covenants and agrees that, so long as Tenant observes and performs all of the covenants, conditions, and stipulations of this Lease, Tenant may lawfully and quietly hold, occupy and enjoy the Premises during the Lease Term.

        Section 14.2. In the event that an order is entered by a court of competent jurisdiction ruling that either (a) this Lease or the continued leasing of the Hospital to Tenant was or would be in violation of applicable law (other than any matter described in clause (c) on page 6 hereof), or (b) Landlord lacked the full power and authority, including without limitation the absence of any necessary approvals, to enter into and perform its obligations under this Lease, in either case then in addition to the other remedies of Tenant at law, in equity or pursuant to the provisions of this Lease, the Tenant may terminate this Lease upon ten (10) days written notice of termination to Landlord.

        Section 15.     Assignment and Subletting.

        Section 15.1. Tenant may, without prior approval from Landlord, sublease the Premises or assign its rights and obligations under this Lease to any Affiliate of Tenant or the Affiliate of any member of Tenant without novation of Tenant, unless Landlord specifically consents in writing to such a novation, which consent shall not be unreasonably withheld. For purposes of this Lease, an "Affiliate" of a specified entity is an entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified entity. For purposes of this definition, "control" means either (i) the ownership, directly or indirectly, of 50% of the ownership interest in the relevant entity, or (ii) the ability, directly or indirectly, to appoint 50% of the governing board of the relevant entity by virtue of any ownership interest, a member interest, a membership interest, by right of contract or any other means. Before any such assignment shall be valid, the assignee shall assume in writing and agree to be bound by all of the terms and conditions of this Lease as if named the Tenant herein; provided, however, that a subsequent sale or other conveyance by Tenant of the stock or beneficial ownership (direct or indirect) of said Affiliate, other than to itself or another Affiliate, shall be deemed to be an assignment for which Landlord's consent is required in accordance with the terms of Part II, Section 15.2, below. A change in the ownership of the stock of Tenant's parent corporation or a sale by Tenant's parent corporation of its assets, including its stock in Tenant, shall not be deemed to be an assignment of this Lease.

        Section 15.2. Tenant shall give Landlord notice of any assignment or subletting pursuant to Part II, Section 15.1, and shall give to Landlord, concurrently with such assignment, an executed original assignment agreement wherein such assignee agrees to be bound by the terms and conditions of this Lease.

        Section 15.3. Tenant may sublease the Premises or assign its rights and obligations under this Lease to a person or entity that is not an Affiliate with the prior written consent of Landlord which consent shall not be unreasonably withheld if the proposed assignee satisfies any and all conditions with respect to an assignment by the Lessee which may be set forth in the documents evidencing the Loan. No such assignment will, however, release Tenant from its obligations under this Lease, however, before any such assignment shall be valid, the assignee shall assume in writing and agree to be bound by all of the terms and conditions of this Lease as if named the Tenant herein. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to assign or mortgage this Lease and its rights and obligations hereunder, including, but not limited to, its rights with respect to any accounts receivable generated from its operations at the Hospital, as collateral for a working capital loan secured by Tenant or its parent corporation, the proceeds of which are used in whole or in part by Tenant in connection with its operations at the Hospital.

        Section 15.4. Landlord may at any time assign its rights and obligations under this Lease, provided, however, that Landlord shall furnish to Tenant a written statement from Landlord's assignee that such assignee recognizes all of Tenant's rights under this Lease. Notwithstanding the failure of Landlord to obtain said recognition from Landlord's assignee, any assignment of Landlord's rights and obligations shall be subject to Tenant's rights under this Lease.

        Section 15.5. No assignment or subletting that is approved pursuant to this Part II, Section 15 shall be deemed to remove any subsequent assignment or subletting from the provisions of this Part II, Section 15, it being the intent hereof that every assignment and subletting, whenever occurring, shall require the same approval as is set forth herein for an original assignment or subletting.

        Section 16.     Notices.

        Section 16.1. All notices provided for in this Lease or related to this Lease shall be in writing and shall be delivered to the parties at the addresses set forth below. All such notices or other papers or instruments related to this Lease shall be deemed sufficiently served or delivered on the date of mailing, provided that they are sent by United States Registered or Certified Mail, postage prepaid, in an envelope properly sealed or on the date of receipt if hand delivered or sent by overnight courier or facsimile transmission:

        To Landlord:    Parkview Regional Hospital, Inc.
                          312 East Glendale Street
                          Mexia, Texas
                          Facsimile Number: 817-562-2331
                          Attn: Chairman of the Board

        with copy to:   Davis & Wilkerson
                          600 Congress, Suite 200
                          Austin, TX 78701
                          Facsimile Number: 512-482-0342
                          Attn: Kevin Reed

        To Tenant:      Brim Hospitals, Inc.
                          305 NE 102nd Avenue
                          Portland, OR 97220
                          Facsimile Number: 503-254-7619
                          Attn: John Miller

        with copy to:   The Nathanson Group
                          1411 Fourth Avenue, Suite 905
                          Seattle, WA 98101
                          Facsimile Number: 206-623-1738
                          Attn: Randi S. Nathanson

        Section 16.2. Both Landlord and Tenant may change the address or the name of the addressee applicable to subsequent notices by giving notice as provided above. However, notice of such a change shall not be effective until the fifth day after mailing.

        Section 17.     Miscellaneous.

        Section 17.1. The captions in this Lease are for convenience of reference only. In no way do those captions define, limit or describe the scope or intent of this Lease.

        Section 17.2. Words showing number shall be taken to include both the singular and the plural forms. Words showing gender shall be taken to include masculine, feminine and neuter.

        Section 17.3. Subject to the restrictions on transfers set forth herein, this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns. The definition of "Landlord" and "Tenant" herein refer to the Landlord and Tenant at the time in question.

        Section 17.4. This Lease shall be governed, construed, and enforced in accordance with the laws of the State of Texas and venue of any action arising under this Agreement shall be proper in Dallas County, Texas.

        Section 17.5. This Lease represents the entirety of the agreement among the parties hereto with respect to the subject matter hereof and shall be deemed to supersede any prior discussions or agreements among the parties hereto. This Lease may not be amended or modified except by written instrument signed by the parties hereto. Landlord and Tenant agree to enter into such mutually acceptable amendments hereto as may be necessary to incorporate any covenants or other amendments required by the terms of the documents evidencing the Loan.

        Section 17.6. The failure of either party to insist upon strict performance of any of the covenants, agreements, terms and conditions of this Lease in any one or more instances shall not be construed as a waiver or relinquishment of any such covenant, agreement, terms, or condition and the same shall remain in full force and effect.

        Section 17.7. In the event either party brings an action to enforce any of the terms hereof or in connection herewith, the prevailing party in such action shall be entitled to and the losing party agrees to pay the reasonable attorneys' fees and expenses, including attorneys' fees and expenses of appellate proceedings, of the prevailing party.

        Section 17.8. Landlord and Tenant shall execute a Memorandum of this Lease in a form acceptable to Landlord and Tenant. The Memorandum shall be recorded in the public records of Limestone County, Texas. Landlord and Tenant shall share the cost of recording.

        Section 17.9. Each term and provision of this Lease shall be enforced to the fullest extent permitted by law. Should any term or provision of this Lease, or the application thereof, prove illegal or unenforceable, the remainder of this Lease shall still be valid and enforced.

        Section 17.10. Landlord and Tenant each represent to the other that there are no claims for brokerage or other commissions or finder's or other similar fees in connection with the transactions contemplated by this Lease insofar as such claims shall be based on arrangements or agreements made by or on behalf of the party so representing.

        Section 17.11. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto.

        Section 17.12. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

        Section 17.13 No provision of this Lease shall be construed against or interpreted to the disadvantage of either Landlord or Tenant by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, written, drafted or dictated such provisions.

        Section 17.14.  Time is of the essence of this Lease.

        Section 17.15. Nothing in this Lease shall be construed to render or constitute Landlord in any way or for any purpose a partner, joint venturer or associate in any relationship with Tenant other than that as Landlord and Tenant, nor shall this Lease be construed to authorize either party to act as agent for the other party except as expressly provided to the contrary in this Lease.

        Section 17.16. Throughout the Lease Term, Tenant shall deliver to Landlord within thirty (30) days following the end of each month accurate copies of financial statements, including balance sheet and profit/loss statement for said month and on a year to date basis, reflecting the financial condition of Tenant and of the Hospital, and within one hundred twenty (120) days following the end of Tenant's fiscal year, accurate copies of the annual financial statements for Tenant and the Hospital.

        Section 18. Landlord Inspection. Without limiting any other rights reserved or available to Landlord under this Lease, in law or in equity, Landlord on behalf of itself and its agents reserves the following rights to be exercised at Landlord's election:

     (a) To inspect the Premises after reasonable notice and to make repairs, additions or alterations to the Premises, or any part thereof, as permitted or required under this Lease, whether such repairs are the responsibility of Landlord or Tenant; and

     (b) To enter upon the Premises for any and all of said purposes and may exercise any and all of the foregoing rights hereby reserved during normal business hours unless an emergency exists, in which case Landlord shall have the right of entry upon 24 hours advance notice.

        Section 19. Estoppel Statements. The parties hereto shall, at any time and from time to time upon not less than ten (10) days prior written notice from the other party, execute, acknowledge and deliver to such other party, in form reasonably satisfactory to such other party or such other party's mortgagee, in the case of a request by Tenant, a written statement certifying (if true) that this Lease is unmodified and in full force and effect (or if there have been modifications stating the nature thereof), that such other party is not in default hereunder (or specifying the nature of any default), the date to which rental and other charges have been paid and such other information as may be reasonably required by such other party. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser of the Premises and their respective successors and assigns.

        Section 20. Hazardous Substances. Tenant shall not generate, dispose of, release, use, handle, possess or store any Hazardous Substances upon the Premises except in accordance with applicable environmental laws. Tenant shall, at its sole cost and expense, promptly remove or clean up any Hazardous Substances introduced onto the Premises by Tenant or with its permission or at its sufferance. Such removal or cleanup shall be in compliance with all applicable environmental laws. Tenant hereby agrees to indemnify and hold Landlord harmless and agrees to defend Landlord from all losses, damages, claims and liabilities and fines, including costs and reasonable attorneys' fees, of any nature whatsoever in connection with the actual or alleged presence upon the Premises of any Hazardous Substance introduced by Tenant or with its permission or at its sufferance.

        Section 21. Subordination. Tenant acknowledges and agrees that this Lease is and shall be subordinate to any liens created in connection with the incurrence of the Loan. Tenant further agrees to execute any and all documents which may be reasonably requested by Landlord's lender to evidence said subordination provided the same include a provision wherein the lender agrees not to disturb Tenant's possession of the Premises upon the occurrence of a default under the Loan unless Tenant is then in default of its obligations hereunder.

        IN WITNESS WHEREOF, the parties hereby execute this Lease Agreement on the day and year first written above.



        LANDLORD:                       PARKVIEW REGIONAL HOSPITAL, INC.

                                        By: /s/ Randolph Z. Katz
                                            -----------------------------------
                                        Its: Chairman of Board of Trustees
                                             ----------------------------------



        TENANT:                         BRIM HOSPITALS, INC.

                                        By:  /s/ John L. Miller
                                             ----------------------------------
                                        Its: President
                                             ----------------------------------

STATE OF  TX       )
                   ) ss.
COUNTY OF LIMESTONE)



        BEFORE ME, the undersigned authority, on this day personally appeared Randy Kott, the Chairman of Parkview Regional Hospital, Inc., to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said Authority, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, 1996.


   LINDA A. SMERGLIA                               /s/ Linda Smerglia
 MY COMMISSION EXPIRES                             -----------------------------
     May 30, 1999                                  Notary Public


STATE OF Oregon    )
                   ) ss.
COUNTY OF Multnomah)



        BEFORE ME, the undersigned authority, on this day personally appeared John R. Miller, the President of Brim Hospitals, Inc., an Oregon corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said corporation, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of May, 1996.



         OFFICIAL SEAL                              /s/  Linda J. Bryant
        LINDA J. BRYANT                             ----------------------------
    NOTARY PUBLIC-OREGON                            Notary Public
    COMMISSION NO. 040767
MY COMMISSION EXPIRES JAN. 17, 1999

                  FIRST AMENDMENT TO LEASE AGREEMENT AND TO
                         AMENDED MEMORANDUM OF LEASE

        THE FIRST AMENDMENT TO LEASE AGREEMENT AND TO AMENDED MEMORANDUM OF LEASE is made and entered into effective as of the 3rd day of June, 1997 by and between Parkview Regional Hospital, Inc., a Texas non-profit corporation ("Landlord"), and Brim Hospitals, Inc., an Oregon corporation ("Tenant").

                                   RECITALS

        A. By Lease Agreement dated effective as of April 24, 1996 (the "Lease"), Landlord leased to Tenant and Tenant leased from Landlord the acute care facility commonly known as Parkview Regional Hospital, 312 East Glendale Street, Mexia, Texas, (the "Hospital"). The Lease contemplated that the property leased to Tenant included the Real Property (as defined in the Lease, which Real Property is described in Exhibit A hereto (the "Original Real Property").

        B. A Memorandum with respect to the Lease was placed of record by Memorandum of Lease dated April 24, 1996 and recorded in Volume 948, Page 543 of the Real Estate Records of Limestone County, Texas, which Memorandum was amended by Amended Memorandum of Lease dated May 15, 1996 and recorded in Volume 951, Page 512 of the Real Estate Records of Limestone County, Texas (the "Memorandum").

        C. Landlord is interested in entering into a transaction (the "Exchange Transaction") pursuant to which it would exchange a portion of the Original Real Property which is described in Exhibit B hereto (the "Old Parcel") with a third party and would obtain in consideration therefor a new parcel of land which is described in Exhibit C hereto (the "New Parcel"), subject to the reservation by such third party of an easement over the New Parcel, which easement is described in Exhibit D hereto (the "Easement"), which would be deemed for all purposes of the Lease to be included in the Real Property (as that term is defined in the Lease).

        D. In light of the proposed Exchange Transaction, Landlord has requested, and Tenant has agreed, that Tenant consent to an amendment of the Lease to reflect the affect of the Exchange Transaction on the Lease and the Landlord's and the Tenant's rights and obligations thereunder.

        E. The Lease provides that it may only be amended by written instrument signed by Landlord and Tenant.

        F. Landlord and Tenant are interested in documenting the terms and conditions of such amendment and of amending the Memorandum by placing this document of record.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS
FOLLOWS:

                                  AGREEMENT

        1. Replacement of Exhibit A. Exhibit A to the Lease is hereby deleted in its entirety and Exhibit E attached hereto is hereby substituted in lieu thereof. Landlord and Tenant acknowledge and agree that the conveyance of the New Parcel and rights of Tenant with respect thereto under the terms of the Lease are subject to the rights reserved by the former owner thereof under the Easement.

        2. Amendment of Part II, Section 4.2.  The first sentence of Part II,
Section 4.2 is hereby deleted in its entirety and the following inserted instead:

        After the Commencement Date, Tenant shall neither use nor permit to be used the Premises, or any part thereof for any purpose or purposes other than as an acute care facility without the prior written consent of Landlord, which shall not be unreasonably withheld; provided, however, that Tenant shall have the right to operate a medical office building on the New Parcel it being understood and agreed as of the date hereof that Landlord and Tenant shall, as and when they deem appropriate, pursue the development on the New Parcel by either Landlord or Tenant of a medical office building which, upon completion of the construction thereof, is anticipated to be operated by Tenant under the terms of either this Lease or an amendment hereto if and to the extent such an amendment is deemed to be necessary and appropriate by Landlord and Tenant.

        3. Hospital Mortgage. Tenant acknowledges and agrees that the Premises (as defined in the Lease) are subject to a first lien in favor of Key Bank ("Lender"). Tenant further acknowledges and agrees that the effectiveness of this Amendment is specifically conditioned on Landlord securing the Agreement of Lender to release the Old Parcel from such lien and that in connection therewith Tenant may be required to execute certain documents to confirm the subordination of its leasehold rights to the lien granted to Lender. By its signature set forth below, Tenant agrees to execute any and all documents as may be reasonably requested by Lender to evidence the continued subordination of its leasehold interest in the Premises provided Lender confirms in such documents its non-disturbance obligations in favor of Tenant.

        4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

        5. No Further Modification. Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Landlord and Tenant.

        IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

        LANDLORD:                PARKVIEW REGIONAL HOSPITAL, INC.

                                 By:  /s/ Randolph T. Kott
                                     ------------------------------------------
                                 Its: Chairman
                                     ------------------------------------------


        TENANT:                  BRIM HOSPITALS, INC.

                                 By:  /s/        Taylor
                                    -------------------------------------------
                                 Its: Vice President
                                    -------------------------------------------

                               ACKNOWLEDGMENTS


STATE OF TEXAS        )
                      ) ss.
COUNTY OF LIMESTONE   )


        On this 10 day of June, 1997, before me, a Notary Public in and for the State of Texas, personally appeared Randolph L. Kott, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument as the Chairman of Parkview Regional Hospitals, Inc., a Texas non-profit corporation, and acknowledged it to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                            /s/ Martha Clark Lynch
                                            ----------------------------------
                                            Notary Public in and for the State
                                            of Texas
                                            Residing at:  Mexia, TX
                                                        ----------------------
                                            My commission expires:  01-29-98
                                                                  ------------


STATE OF OREGON       )
                      ) ss.
COUNTY OF MULTNOMAH   )

        On this 3rd day of June, 1997, before me, a Notary Public in and for the State of Oregon, personally appeared Steve Taylor personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument as the Vice President of Brim Healthcare, Inc., an Oregon corporation, and acknowledged it to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                            /s/ Linda J. Bryant
                                            ----------------------------------
                                            Notary Public in and for the State
                                            of Oregon
                                            Residing at:  Gresham, OR
                                                        ----------------------
                                            My commission expires:  1-17-99
                                                                  ------------

                                    [SEAL]

                                OFFICIAL SEAL
                               LINDA J. BRYANT
                             NOTARY PUBLIC-OREGON
                            COMMISSION NO. 040767
                     MY COMMISSION EXPIRES JAN. 17, 1999

                                  EXHIBIT A
                          THE ORIGINAL REAL PROPERTY

February 18, 1996

Surveyor's Field Note to PARKVIEW REGIONAL HOSPITAL for

        ACRES, being a part of SUBDIVISION 8 and SUBDIVISION 9 of DIVISION "L" of the City of Mexia, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing those certain tracts described as the SECOND TRACT, THIRD TRACT, FOURTH TRACT and FIFTH TRACT in a deed to PARKVIEW REGIONAL HOSPITAL, INC. of record in Volume 865 Page 195 of the Deed Records of Limestone County, Texas, also embracing that certain tract described in a deed to PARKVIEW REGIONAL HOSPITAL, of record in Volume 640, Page 183 of the Deed Records of Limestone County, Texas said 3.339 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING    at a 1/2" iron rod found in the intersection of the south margin of
GLENDALE AVENUE, with the west margin of BONHAM STREET, said streets shown on the recorded plat of said DIVISION "L", being the northeast corner of said SUBDIVISION 8, same being the northeast corner of said SECOND TRACT and being the northeast corner of this tract.

THENCE       in a southerly direction, with the west margin of said BONHAM
STREET, same being the east line of said SECOND TRACT also along the east line of said FOURTH TRACT, also along the east line of said HOSPITAL tract described in Volume 940, Page 183 (record call of S 04 deg 40 min E. 110.00 feet) SOUTH 04 deg 40 min 41 sec EAST, at a distance of 380.09 feet pass a 1/2" iron rod found being the southeast corner of said FOURTH TRACT, same being the northeast corner of said HOSPITAL tract and continuing in all a distance of 489.89 feet to a 1/2" iron rod found being the eastern most southeast corner of said HOSPITAL tract, same being the northeast corner of that certain tract described in a deed to DONALD CORBITT and wife, DE LOU CORBITT, of record in Volume 938, Page 327 of the Deed Records of Limestone County, Texas and being the eastern most southeast corner of this tract.

THENCE       in a westerly direction, with a southeast line of said HOSPITAL tract (record call of S 85 deg 20 min W. 100.00 feet) same being the north line of said CORBITT tract (record call of S 85 deg 20 min 00 sec W. 100.00 feet) SOUTH 85 deg 16 min 40 sec WEST, a distance of 99.94 feet to a 1/2" iron rod found being the northwest corner of said CORBITT tract same being an interior corner of said HOSPITAL tract and being an interior corner of this tract.

THENCE       in a southerly direction, with the west line of said CORBITT tract (record call of S 04 deg 40 min 00 sec E. 100.00 feet) same being a line of said HOSPITAL tract (record call of S 04 deg 40 min E. 100.00 feet) SOUTH 04 deg 40 min 00 sec EAST, a distance of 99.99 feet to a 60 penny nail found in the north margin of TYLER STREET, said street shown on the recorded plat of said DIVISION "L", being the corner of said CORBITT tract, same being the southern most southeast corner of said HOSPITAL tract and being the southern most southeast corner of this tract.

THENCE       in a westerly direction, with the north margin of said TYLER
STREET, same being south line of said HOSPITAL tract (record call of S 85 deg 20 min W. 140.00 feet) SOUTH 85 deg 27 min 01 sec WEST, a distance of 138.83 feet to a 1/2" iron rod found being the southwest corner of said HOSPITAL TRACT, same being the southeast corner of that certain tract called TRACT 1, in a deed to JAMES A. GRAFF and wife, JUNE E. GRAFF of record in Volume 717, Page 311 of the Deed Records of Limestone County, Texas and being the southern most southwest corner of this tract.

THENCE       in a northerly direction, with the east line of said TRACT 1, same being the west line of said HOSPITAL tract (record calls of N 04 deg 40 min W.
48.00 feet, N 85 deg 20 min E. 5.00 feet and N 04 deg 40 min W. 150.00 feet) also along the east line of TRACT 2, as described in said GRAFF deed (record call of N 04 deg 40 min E. 61 35 feet) for the following THREE (3) courses and distances:

        1). NORTH 04 deg 42 min 37 sec WEST, a distance of 48.00 feet to a 1/2" iron rod set.
        2). NORTH 85 deg 21 min 26 sec EAST, a distance of 4.50 feet to a 1/2" iron rod set and
        3). NORTH 04 deg 28 min 47 sec WEST, at a distance of 66.52 feet pass a 1/2" iron rod found and continuing in all a distance of 161.72 feet to a 1/2" iron rod found and continuing in all a distance of 161.72 feet to a 1/2" iron rod found being the southeast corner of said FIFTH TRACT, same being the southwest corner of said FOURTH TRACT also being the northeast corner of said TRACT 2 and being an interior corner of this tract.

THENCE       in a westerly direction, with the south line of said FIFTH TRACT, same being the north line of said TRACT 2 (record call of S 85 deg 20 min W.
55.0 feet) SOUTH 85 deg 45 min 41 sec WEST, a distance of 58.74 feet to a 3/8" iron rod found being the southwest corner of said FIFTH TRACT, same being the northwest corner of said TRACT 2, also being the northeast corner of that certain tract described as the SECOND TRACT, in a deed to JOHN SIMS STUBBS, SR. and wife, EVONNE C. STUBBS, of record in Volume 784 Page 185 of the Deed Records of Limestone County, Texas same being the southeast corner of the FIRST TRACT in said STUBBS deed and being the western most southwest corner of this tract.

THENCE       in northerly direction, with the east line of said STUBBS SECOND
TRACT same being the west line of said FIFTH TRACT (record call of northerly 1007 NORTH 04 deg 29 min 36 sec WEST, a distance of 99.25 feet to a 50 penny nail found in the south line of a tract occupied by BLAIR STUBBS FUNERAL HOME (No deed was found by this surveyor), being the northwest corner of said FIFTH TRACT, and being an interior corner of this tract.

THENCE       in an easterly direction, with the south line of said FUNERAL HOME tract, same being the north line of said FIFTH TRACT (record call of easterly 55 feet) NORTH 85 deg 19 min 31 sec EAST, a distance of 14.88 feet to an "X" found in concrete, being the southwest corner of said THIRD TRACT, same being the southeast corner of said FUNERAL HOME tract and being an interior corner of this tract.

THENCE       in a northerly direction, with the east line of said FUNERAL HOME tract, same being the west line of said THIRD TRACT (record call of northerly 280 feet) NORTH 04 deg 42 min 04 sec WEST, a distance of 280.16 feet to a 1/2" iron rod found in the south margin of said GLENDALE AVENUE, being the northeast corner of said FUNERAL HOME tract, same being the northwest corner of said THIRD TRACT, and being the northwest corner of this tract.

THENCE       in an easterly direction, with the south margin of said GLENDALE
AVENUE, same being the north line of said THIRD TRACT, also along the north line of said SECOND TRACT NORTH 95 deg 18 min 14 sec EAST, a distance of 275.02 feet
to the Point of Beginning, Continuing    ACRES (145,440 Sq. Ft.) OF LAND.

February 18, 1996

Surveyor's Field Note to PARKVIEW REGIONAL HOSPITAL for

0.687 ACRE, being a part of SUBDIVISION 5, of DIVISION "L", of the City of Mexia, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing that certain tract described as the FIRST TRACT in a deed to PARKVIEW REGIONAL HOSPITAL INC. of record in Volume 865, Page 195 of the Deed Records of Limestone County, Texas also embracing that certain called 40' x 115' tract described in a Special Warranty Deed from the CITY OF MEXIA to PARKVIEW REGIONAL HOSPITAL, Dated October 18, 1995, said 0.687 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING    at a 1/2" iron rod found at the intersection of the west margin of
BONHAM STREET, with the north margin of GLENDALE AVENUE, said streets shown on the recorded plat of said DIVISION "L", being the southeast corner of said SUBDIVISION 5, same being the southeast corner of said FIRST TRACT and being the southeast corner of this tract.

THENCE       in a westerly direction, with the north margin of said GLENDALE
AVENUE, same being the south line of said SUBDIVISION 5, also being the south line of said FIRST TRACT (record call of S 85 deg W. 115 feet) SOUTH 85 deg 18 min 14 sec WEST, a distance of 115.01 feet to a 1/2" iron rod found being the southwest corner of said FIRST TRACT, same being the southeast corner of the CALVARY BAPTIST CHURCH (No deed was found by this surveyor) tract and being the southwest corner of this tract.

THENCE       in a northerly direction, with the east line of said CHURCH tract, same being the west line of said FIRST TRACT (record call of N 05 deg W. 220 feet) NORTH 04 deg 41 min 22 sec WEST, a distance of 220.04 feet to a 1/2" iron rod found in the south margin EVERGREEN STREET, said street shown on the recorded plat of said DIVISION "L", being the southwest corner of said 40' x 115' tract, same being the southeast corner of that certain called 18,600 Sq. Ft. tract described in a deed to CECIL ASHER, GAINOR LINDSEY and EDDIE NEW, TRUSTEES of record in Volume 821, Page 602 of the Deed Records of Limestone County, Texas and being an angle point in the west line of this tract.

THENCE       continuing in a northerly direction, over and across said EVERGREEN
STREET, with the east line of said 18,600 Sq. Ft. tract (record call of N 04 deg 40 min W. 40.0 feet) same being the west line of said 40' x 115' tract (record call of N 114 deg 40 min W. 40.00 feet) NORTH 04 deg 37 min 19 sec
WEST, a distance of 39.97 feet to a 1/2" iron rod found being the northeast corner of said 18,600 Sq. Ft. tract same being the northwest corner of said 40' x 115' tract and being the northwest corner of this tract.

THENCE       in an easterly direction, continuing across said EVERGREEN STREET, with the north line of said 40' x 115' tract (record call of N 85 deg 20 min E.
115.00 feet) NORTH 85 deg 16 min 35 sec EAST, a distance of 115.00 feet to a 1/2" iron rod found in the west margin of said BONHAM STREET, being the northeast corner of said 40' x 115' tract and being the northeast corner of this tract.

THENCE       in a southerly direction, with the west margin of said BONHAM
STREET, same being the east line of said 40' x 115' tract (record call of S 04 deg 40 min E. 40.00 feet) SOUTH 04 deg 39 min 38 sec EAST, a distance of 40.05 feet to a 1/2" iron rod found being the southeast corner of said 40' x 115' tract, same being the northeast corner of said FIRST TRACT and being an angle point in the east line of this tract.

THENCE       continuing in a southerly direction and continuing with the west margin of said BONHAM STREET, being the east line of said FIRST TRACT (record call of S 05 deg E. 220 feet) SOUTH 04 deg 41 min 08 sec EAST, a distance of
220.02 feet to the Point of Beginning, Containing 0.687 ACRE (29.908 Sq. Ft) OF LAND.

0.262 ACRE, being as of LOT 4, in SUBDIVISION "L", and the called south FORTY-NINE feet of LOT 3, in said SUBDIVISION 1 of the City of Mexia, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing that certain tract described in a deed to PARKVIEW REGIONAL HOSPITAL, INC., of record in Volume 937, Page 192 of the Deed Records of Limestone County, Texas said 0.262 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING    at a 1/2" iron rod set in the east margin of McKINNEY STREET, said street shown on the recorded plant of said DIVISION "L", being the northwest corner of this tract same being the northwest corner of said PARKVIEW tract, also being the southwest corner of that certain tract described as the SECOND TRACT, in a deed to MURVIN STERLING of record in Volume 800, Page 612 of the Deed of Records of Limestone County, Texas, from which a 1" metal pipe found being the northwest corner of the FIRST TRACT as described in said STERLING deed, bears: NORTH 04 deg 37 min 43 sec WEST, a distance of 141.13 feet.

THENCE       in an easterly direction, with the north line of said PARKVIEW tract, same being the south line of said SECOND TRACT (record call of 115 feet) NORTH 85 deg 22 min 17 sec EAST, a distance of 14.94 feet to a 1/2" iron rod set in the east line of said LOT 3, same being the west line of LOT 6, in said SUBDIVISION 1, being a corner of said SECOND tract, same being the northeast corner of said PARKVIEW tract and being the northeast corner of this tract.

THENCE       in a southerly direction, with the east line of said LOT 3,
(record call of 50 feet) same being the west line of said LOT 6 (record call of 150 feet) also along the east line of said LOT 4 (record call of 50 feet) SOUTH 04 deg 38 min 49 sec EAST, a distance of 99.09 feet to a 1/2" iron rod found being the southeast corner of said PARKVIEW tract and said LOT 3, same being the northeast corner of LOT 5, in said SUBDIVISION 1, being the southeast corner of this tract, from which a 1/2" iron rod found being the southeast corner of said LOT 5, bears: SOUTH 04 deg 39 min 39 sec EAST, a distance of
49.93 feet.

THENCE       in a westerly direction, with the common line between said LOT 4 and 5 (record call of 115 feet) SOUTH 85 deg 22 min 17 sec WEST, a distance of
114.98 feet to a 1/2" iron rod set in the east margin of said McKINNEY STREET, being the southwest corner of said LOT 4, same being the northwest corner of said LOT 5, being the southwest corner of this tract, from which a 1/2" iron rod set being the southwest corner of said SUBDIVISION 1, bears: SOUTH 04 deg 37 min 43 sec EAST, a distance of 49.93 feet.

THENCE       in a northerly direction, with the east margin of said McKINNEY
STREET, same being the west line of said LOT 4 (record call of 50 feet) also along the west line of said LOT 3 (record call of 50 feet) NORTH 04 deg 37 min 43 sec WEST, a distance of 99.09 feet to the Point of Beginning. Containing
0.262 ACRE (11,382 Sq. Ft.) OF LAND.

Surveyed February 12 & 13, 1996

                                  EXHIBIT B
                                THE OLD PARCEL

0.262 Acre, being all of Lot 4, in Subdivision 1, of Division "L", and the called South forty-nine feet of Lot 3, in said Subdivision 1, of the City of Mexia, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing that certain tract described in a Deed to Parkview Regional Hospital, Inc. of record in Volume 937, Page 192 of the Deed Records of Limestone County, Texas, said 0.262 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod set in the East margin of McKinney Street, said street shown on the recorded plat of said Division "L", being the Northwest corner of this tract, same being the Northwest corner of said Parkview tract, also being the Southwest corner of that certain tract described as the Second Tract, in a Deed to Murvin Sterling, of record in Volume 800, Page 612 of the Deed Records of Limestone County, Texas, from which a 1 inch metal pipe found being the Northwest corner of the First Tract as described in said Sterling Deed, bears: North 04 deg. 37 min. 43 sec. West, a distance of
141.13 feet;

THENCE in an Easterly direction, with the North line of said Parkview tract, same being the South line of said Second Tract (record call of 115 feet) North 85 deg. 22 min. 17 sec. East, a distance of 114.94 feet to a 1/2 inch iron rod set in the East line of said Lot 3, same being the West line of Lot 6, in said Subdivision 1, being a corner of said Second Tract, same being the Northeast corner of said Parkview tract and being the Northeast corner of this tract;

THENCE in a Southerly direction, with the East line of said Lot 3, (record call of 50 feet) same being the West line of said Lot 6 (record call of 150 feet) also along the East line of said Lot 4 (record call of 50 feet) South 04 deg. 38 min. 49 sec. East, a distance of 99.09 feet to a 1/2 inch iron rod found being the Southeast corner of said Parkview tract and said Lot 3, same being the Northeast corner of Lot 5, in said Subdivision 1, being the Southeast corner of this tract, from which a 1/2 inch iron rod found being the Southeast corner of said Lot 5, bears South 04 deg. 39 min. 39 sec. East, a distance of
49.93 feet;

THENCE in a Westerly direction, with the common line between said Lots 4 and 5 (record call of 115 feet) South 85 deg. 22 min. 17 sec. West, a distance of
114.98 feet to a 1/2 inch iron rod set in the East margin of said McKinney Street, being the Southwest corner of said Lot 4, same being the Northwest corner of said Lot 5, being the Southwest corner of this tract, from which a 1/2 inch iron rod set being the Southwest corner of said Subdivision 1, bears:
South 04 deg. 37 min. 43 sec. East, a distance of 49.93 feet;

THENCE in a Northerly direction, with the East line of said McKinney Street, same being the West line of said Lot 4 (record call of 50 feet) also being the West line of said Lot 3 (record call of 50 feet) North 04 deg. 37 min. 43 sec. West, a distance of 99.09 feet to the POINT OF BEGINNING, containing 0.262 Acre (11,392 sq. ft.) of land.

                                  EXHIBIT A
                                         ----

                                  EXHIBIT C
                                THE NEW PARCEL

Description of:  1.069 Acres, Part of Subdivisions 5 & 6, Division L, and a
                 part of Evergreen St. (closed), City of Mexia, Limestone Co., Texas, Owner: Calvary Baptist Church, Vol. 442, Pg. 138, L.C.D.R.

BEING a 1.069 acres tract of land situated in Division L, City of Mexia, Limestone County, Texas, a part of Subdivisons 5 & 6, and a part of Evergreen St. (closed) in said Division, said subdivisions being conveyed from the Mexia Independent School District to Calvary Baptist Church by deed dated May 17, 1957 and recorded in Vol. 442, Pg. 138, Deed Records of Limestone County, Texas (L.C.D.R.), and said part (40.0 ft. by 465 ft.) of Evergreen St. being conveyed from the City of Mexia to Calvary Baptist Church by deed dated September 29, 1989 and recorded in Vol. 821, Pg. 602, L.C.D.R., said 1.069 acres being more particularly described by metes and bounds as follows:

BEGINNING at a found 1/2" iron rod in the center of Evergreen St. and in the North line of said part of said street conveyed to Calvary Baptist Church for Northeast corner of this tract, same being the Northwest corner of that tract, conveyed from Harris Methodist Hospital to Parkview Regional Hospital by deed of record in Vol. 865, Pg. 195, L.C.D.R.
THENCE S.4 degrees 40'E. with the West line of said hospital tract, at 40.0 ft. a found 1/2" iron rod in the South line of Evergreen St. (closed), in all,
260.00 ft. to a found 1/2" iron rod in the North line of Glendale St. and in the South line of Subdivision 5 for Southeast corner of this tract, same being the Southwest corner of said Hospital tract;
THENCE S.85 degrees 20'W. with the North line of Glendale St. and the South line of Division L, at 175.0 ft. the Southwest corner of Subdivision 5 and the Southeast corner of Subdivision 6, in all, 179.54 ft. to a set 1/2" iron rod in the South line of Subdivision 6 for Southwest corner of this tract;
THENCE N.4 degrees 28'W. at 220.01 ft. the South line of Evergreen St. (closed), in all, 260.01 ft. to a set 1/2" iron rod in the center of Evergreen St. (closed), same being the North line of that part of Evergreen St. conveyed to Calvary Baptist Church, for Northeast corner of this tract;
THENCE N.85 degrees 20'E. at 3.62 ft. the intersection of the extended boundary line between Subdivisions 5 & 6, in all, 178.62 ft. with the centerline of Evergreen St. (closed) to the point of BEGINNING, containing 1.069 acres.

The foregoing description was prepared from that plat dated May 20, 1997 that correctly represents that actual ground survey made under my supervision.
Dated this 20th day of May, 1997

/s/ Joe L. Haney
-------------------------------------
Joe L. Haney, P.E., R.P.L.S. No. 3282
Haney Engineering and Surveying
P.O. Box 307
408 N. Kaufman St., Mexia, Texas 76667
817-562-6954



                               EXHIBIT  A   PG
                                      -----   -----

                                  EXHIBIT D
                                 THE EASEMENT

Description of:  A Three (3) Ft. Easement, Part of Subdivision 6, Division L,
                 City of Mexia, Limestone County, Texas, and Part of Evergreen St. (closed). Owner: Calvary Baptist Church, Vol. 442, Pg. 138, and Vol. 821, Pg. 602, L.C.D.R.

BEING a three (3) ft. wide easement a part of Subdivision 6, Division L. and a part of Evergreen St. (closed), City of Mexia, Limestone County, Texas, said subdivision being conveyed from Mexia Independent School District to Calvary Baptist Church by deed dated May 17, 1957 and recorded in Vol. 442, Pg. 138, Deed Records of Limestone County, Texas (L.C.D.R.) and said part of Evergreen
St. (closed) being           from the City of Mexia to Calvary Baptist church
by deed dated September 29, 1989 and recorded in Vol. 821, Pg. 602, L.C.D.R., said easement being part of and adjacent to the Western edge of a 1.069 acres tract surveyed this date out of Subdivision 5, Division L and said Subdivision 6, and out of said part of Evergreen St. (closed), said easement being more particularly described by metes and bounds as follows:
BEGINNING at a set 1/2" iron rod in the North line of Glendale St. and in the South line of Subdivision 6 for Southwest corner of this easement, same being the Southwest corner of said 1.069 acres tract, said corner bears S.85 degrees 20'W. 4.54 ft. from the Southeast corner of Subdivision 6 and N.85 degrees 20'E. 285.46 ft. from the Southwest corner of Subdivision 6;
THENCE N.4 degrees 28'W. with the West line of said 1.069 acres tract, at
220.01 ft. the South line of Evergreen St. (closed), in all, 260.01 ft. to a set 1/2" iron rod for Northwest corner of this easement and said 1.069 acres tract, said corner being in the center of Evergreen St. (closed);
THENCE N.85 degrees 20'E. 3.0 ft. with the centerline of Evergreen St. (closed) and the North line of said 1.069 acres tract to a point for Northeast corner of this easement;
THENCE S.4 degrees 28'E., at 40.00 ft., the South line of Evergreen St. (closed), in all, 260.01 ft. to a point in the North line of Glendale St. and in the South line of Subdivision 6 and said 1.069 acres tract for Southeast corner of this easement;
THENCE S.85 degrees 20'W. 3.0 ft. with the North line of Glendale St. and the South line of Subdivision 6 and said 1.069 acres tract, to the point of BEGINNING.

The foregoing description was prepared from that plat dated May 20, 1997 that correctly represents that actual ground survey made under my supervision.
Dated this 23rd day of May, 1997.


/s/ JOE L. HANEY
-----------------------------------------------
Joe L. Haney, P.E., R.P.L.S. No. 3282
Haney Engineering and Surveying
P.O. Box 307
408 N. Kaufman St., Mexia, Texas 76667
817-562-6954

                                        [SEAL]

                                  EXHIBIT E
                            NEW LEGAL DESCRIPTION

February 18, 1996

Surveyor a Field Note to PARKVIEW REGIONAL HOSPITAL for:

 .39 ACRES being a part of SUBDIVISION 8 of DIVISION "L" of the City of Mexie, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing those certain tracts described as the SECOND TRACT, THIRD TRACT, FOURTH TRACT and FIFTH TRACT in a deed to PARKVIEW REGIONAL HOSPITAL INC. of record in Volume 865 Page 195 of the Deed Records of Limestone County, Texas, also embracing that certain tract described in a deed to PARKVIEW REGIONAL HOSPITAL of record in Volume 640, Page 183 of the Deed Records of Limestone County, Texas, and 3.339 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING at a 1/2" iron rod found in the intersection of the south margin of GLENDALE AVENUE, with the west margin of BONHAM STREET, said streets shown on the recorded plat of said DIVISION "L", being the northeast corner of said SUBDIVISION 8, same being the northeast corner of said SECOND TRACT and being the northeast corner of this tract.

THENCE in a southerly direction, with the west margin of said BONHAM
STREET, same being the east line of said SECOND TRACT also along the east line of said FOURTH TRACT, also along the east line of said HOSPITAL tract described in Volume 940, Page 183 (record call of S 04 deg 40 MIN. E. 110.00 feet) SOUTH 04 deg 40 min. 41 sec. EAST, at a distance of 380.09 feet pass a 1/2" iron rod found being the southeast corner of said FOURTH TRACT, same being the northeast corner of said HOSPITAL tract and continuing in all a distance of 499.89 feet to a 1/2" iron rod found being the eastern most southeast corner of said HOSPITAL tract, same being the northeast corner of that certain tract described in a deed to DONALD CORBITT and wife, DE LOU CORBITT, of record in Volume 938, Page 327 of the Deed Records of Limestone County, Texas and being the eastern most southeast corner of this tract.

THENCE in a westerly direction, with a southeast line of said HOSPITAL tract (record call of S 85 deg 20 min. W., 100.00 feet) same being the north line of said CORBITT tract (record call of S 85 deg 20 min. 00 sec. W. 100.00 feet) SOUTH 85 deg 16 min. 40 sec. WEST, a distance of 99.94 feet to a 1/2" iron rod found being the northwest corner of said CORBITT tract, same being an interior corner of said HOSPITAL tract and being an interior corner of this tract.

THENCE in a southerly direction, with the west line of said CORBITT tract (record call of S 04 deg 40 min 00 sec. E. 100.00 feet) same being a line of said HOSPITAL tract (record call of S 04 deg 40 min. E. 100.00 feet) SOUTH 04 deg 40 min. 00 sec. EAST, a distance of 99.99 feet to a 60 penny Nail found in the north margin of TYLER STREET, said street shown on the recorded plat of said DIVISION "L", being the southwest corner of said CORBITT tract, same being the southern most southeast corner of said HOSPITAL tract and being the southern most southeast corner of this tract.

THENCE in a westerly direction, with the north margin of said TYLER STREET, same being the south line of said HOSPITAL tract (record call of S 85 deg 20 min. W. 140.00 feet) SOUTH 85 deg 27 min. 01 sec. WEST, a distance of 138.83 feet to a 1/2" iron rod found being the southwest corner of said HOSPITAL tract, same being the southeast corner of that certain tract called TRACT 1, in a deed to JAMES A. GRAFF and wife, JUNE E. GRAFF of record in Volume 717, Page 311 of the Deed Records of Limestone County, Texas and being the southern most southwest corner of this tract.

THENCE in a northerly direction, with the east line of said TRACT 1, same being the west line of said HOSPITAL tract (record calls of N 04 deg 40 min. W. 48.00 feet N 85 deg 20 min. E. 5.00 feet and N 04 deg 40 min W. 150.00 feet) also along the east line of TRACT 2, as described in said GRAFF deed (record call of N 04 deg 40 min E. 61 35 feet) for the following THREE (3) courses and distances:

        1) NORTH 04 deg 42 min. 37 sec. WEST, a distance of 48.00 feet to a 1/2" iron rod set.
        2) NORTH 85 deg 21 min 28 sec. EAST, a distance of 4.50 feet to a 1/2" iron rod set and
        3) NORTH 04 deg 28 min. 47 sec. WEST, at a distance of 66.52 feet pass a 1/2" iron rod found and continuing in all a distance of 181.72 feet to a 1/2" iron rod found being the southeast corner of said FIFTH
        TRACT, same being the southwest corner of said FOURTH TRACT also being the northeast corner of said TRACT 2 and being an interior corner of this tract.

THENCE in a westerly direction, with the south line of said FIFTH TRACT, same being the north line of said TRACT 2 (record call of S 85 deg 20 min. W. 55.0 feet) SOUTH 85 deg 45 min. 41 sec. WEST, a distance of 55.74 feet to a 3/5" iron rod found being the southwest corner of said FIFTH TRACT, same being the northwest corner of said TRACT 2, also being the northeast corner of that certain tract described as the SECOND TRACT, in a deed to JOHN SIMS STUBBS, SR. and wife, EVONNE C. STUBBS, of record in Volume 784 Page 185 of the Deed Records of Limestone County, Texas same being the southeast corner of the FIRST TRACT in said STUBBS deed and being the western most southwest corner of this tract.

THENCE in northerly direction, with the east line of said STUBBS SECOND TRACT same being the west line of said FIFTH TRACT (record call of northerly 1007 NORTH 04 deg 29 min. 36 sec. WEST, a distance of 99.25 feet to a 50 penny Nail found in the south line of a tract occupied by BLAIR STUBBS FUNERAL HOME (No deed was found by this surveyor), being the northwest corner of said FIFTH TRACT, and being an interior corner of this tract.

THENCE in an easterly direction, with the south line of said FUNERAL HOME tract, same being the north line of said FIFTH TRACT (record call of easterly 55 feet) NORTH 85 deg 19 min. 31 sec. EAST, a distance of 14.88 feet to an "X" found in concrete, being the southwest corner of said THIRD TRACT, same being the southeast corner of said FUNERAL HOME tract and being an interior corner of this tract.

THENCE in a northerly direction, with the east line of said FUNERAL
HOME tract, same being the west line of said THIRD TRACT (record call of northerly 280 feet) NORTH 04 deg 42 min. 04 sec. WEST, a distance of 280.16 feet to a 1/2" iron rod found in the south margin of said GLENDALE AVENUE, being the northeast corner of said FUNERAL HOME tract, same being the northwest corner of said THIRD TRACT, and being the northwest corner of this tract.

THENCE in an easterly direction, with the south margin of said GLENDALE AVENUE, same being the north line of said THIRD TRACT, also along the north line of said SECOND TRACT NORTH 85 deg 18 min. 14 sec. EAST, a distance of
273.02 feet to the Point of Beginning, Continuing     ACRES (145.440 Sq. Ft.)
OF LAND.

February 18, 1996

Surveyors Field Note to PARKVIEW REGIONAL HOSPITAL for:

0.887 ACRE, being a part of SUBDIVISION 5, of DIVISION "L", of the City of Mexia, Limestone County, Texas, according to the plat of record in Volume 2, Page 17 of the Plat Records of Limestone County and embracing that certain tract described as the FIRST TRACT in a deed to PARKVIEW REGIONAL HOSPITAL, INC. of record in Volume 865, Page 195 of the Deed Records of Limestone County, Texas also embracing that certain called 40' x 115' tract described in a Special Warranty Deed from the CITY OF MEXIA TO PARKVIEW REGIONAL HOSPITAL, Dated October 18, 1995, said 0.667 acre tract being more particularly described by these metes and bounds as follows:

BEGINNING at a 1/2" iron rod found at the intersection of the west margin of BONHAM STREET, with the north margin of GLENDALE AVENUE, said streets shown on the recorded plan of said DIVISION "L", being the southeast corner of said SUBDIVISION 5, same being the southeast corner of said FIRST TRACT and being the southeast corner of this tract.

THENCE in a westerly direction, with the north margin of said GLENDALE AVENUE, same being the south line of said SUBDIVISION 5, also being the south line of said FIRST TRACT (record call of S 85 deg W. 115 feet) SOUTH 85 deg 18 min. 14 sec. WEST, a distance of 115.01 feet to a 1/2" iron rod found being the southwest corner of said FIRST TRACT, same being the southeast corner of the CALVARY BAPTIST CHURCH (No deed was found by this surveyor) tract and being the southwest corner of this tract.

THENCE in a northerly direction, with the east line of said CHURCH tract, same being the west line of said FIRST TRACT (record call of N 05 deg W. 220 feet) NORTH 04 deg 41 min. 22 sec. WEST, a distance of 220.04 feet to a 1/2" iron rod found in the south margin EVERGREEN STREET, said street shown on the recorded plat of said DIVISION "L", being the southwest corner of said 40' x 115' tract, same being the southeast corner of that certain called 18.600 Sq. Ft. tract described in a deed to CECIL ASHER, GAINOR LINDSEY and EDDIE NEW, TRUSTEES, of record in Volume 821, Page 602 of the Deed Records of Limestone County, Texas and being an angle point in the west line of this tract.

THENCE continuing in a northerly direction, over and across and EVERGREEN STREET, with the east line of said 18.800 Sq. Ft. tract (record call of N 04 deg 40 min. W. 40.0 feet) same being the west line of said 40' x 115' tract (record call of N 14 deg 40 min. W. 40.00 feet) NORTH 04 deg 37 min. 19 sec. WEST, a distance of 39.97 feet to a 1/2" iron rod found being the northeast corner of said 18,600 Sq. Ft. tract, same being the northwest corner of said 40' x 115' tract and being the northwest corner of this tract.

THENCE in an easterly direction continuing across said EVERGREEN STREET, with the north line of said 40' x 115' tract (record call of N 85 deg 20 min. E.
115.00 feet) NORTH 85 deg 15 min. 35 sec EAST, a distance of 115.00 feet to a 1/2' iron rod found in the west margin of said BONHAM STREET, being the northeast corner of said 40' x 115' tract and being the northeast corner of this tract.

THENCE in a southerly direction, with the west margin of said BONHAM
STREET, same being the east line of said 40' x 115' tract (record call of S 04 deg 40 min. E. 40.00 feet) SOUTH 04 deg 39 min. 38 sec EAST, a distance of
40.05 feet to a 1/2" iron rod found being the southeast corner of said 40' x 115' tract, same being the northeast corner of said FIRST TRACT and being an angle point in the east line of this tract.

THENCE continuing in a southerly direction and continuing with the west margin of said BONHAM STREET, being the east line of said FIRST TRACT (record call of S 05 deg E. 220 feet) SOUTH 04 deg 41 min. 08 sec EAST, a distance of 220.02 feet to the Point of Beginning, Containing 0.687 ACRE (29.908 Sq. Ft.) OF LAND.

Description of: 1.069 Acres, Part of Subdivisions 5 & 6, Division L, and a
                part of Evergreen St. (closed), City of Mexia, Limestone Co., Texas, Owner: Calvary Baptist Church, Vol. 442, Pg. 138, L.C.D.R.

BEING a 1.069 acres tract of land situated in Division L, City of Mexia, Limestone County, Texas, a part of Subdivisions 5 & 6, and a part of Evergreen St. (closed) in said Division, said subdivisions being conveyed from the Mexia Independent School District to Calvary Baptist Church by deed dated May 17, 1957 and recorded in Vol. 442, Pg. 138, Deed Records of Limestone County, Texas (L.C.D.R.), and said part (40.0 ft. by 465 ft.) of Evergreen St. being conveyed from the City of Mexia to Calvary Baptist Church by deed dated September 29, 1989 and recorded in Vol. 821, Pg. 602, L.C.D.R., said 1.069 acres being more particularly described by metes and bounds as follows:

BEGINNING at a found 1/2" iron rod in the center of Evergreen St. and in the North line of said part of said street conveyed to Calvary Baptist Church for Northeast corner of this tract, same being the Northwest corner of that tract, conveyed from Harris Methodist Hospital to Parkview Regional Hospital by deed of record in Vol. 865, Pg. 195, L.C.D.R.
THENCE S.4 degrees 40'E. with the West line of said hospital tract, at 40.0 ft. a found 1/2" iron rod in the South line of Evergreen St. (closed), in all,
260.00 ft. to a found 1/2" iron rod in the North line of Glendale St. and in the South line of Subdivision 5 for Southeast corner of this tract, same being the South-west corner of said Hospital tract;
THENCE S.85 degrees 20'W. with the North line of Glendale St. and the South line of Division L, at 175.0 ft. the Southwest corner of Subdivision 5 and the South-east corner of Subdivision 6, in all, 179.54 ft. to a set 1/2" iron rod in the South line of Subdivision 6 for Southwest corner of this tract;
THENCE N.4 degrees 28'W. at 220.01 ft. the South line of Evergreen St. (closed), in all, 260.01 ft. to a set 1/2" iron rod in the center of Evergreen St. (closed), same being the North line of that part of Evergreen St. conveyed to Calvary Baptist Church, for Northeast corner of this tract;
THENCE N.85 degrees 20'E. at 3.62 ft. the intersection of the extended boundary line between Subdivisions 5 & 6, in all, 178.62 ft. with the centerline of Evergreen St. (closed) to the point of BEGINNING, containing 1.069 acres.

The foregoing description was prepared from that plat dated May 20, 1997 that correctly represents that actual ground survey made under my supervision.
Dated this 20th day of May, 1997


/s/ JOE L. HANEY
--------------------------------------
Joe L. Haney, P.E., R.P.L.S. No. 3282
Haney Engineering and Surveying
P.O. Box 307
408 N. Kaufman St., Mexia, Texas 76667
817-562-6954

Description of: A Three (3) Ft. Easement, Part of Subdivision 6, Division L,
                City of Mexia, Limestone County, Texas, and Part of Evergreen St. (closed). Owner: Calvary Baptist Church, Vol. 442,
                Pg. 138, and Vol. 821, Pg. 602, L.C.D.R.

BEING a three (3) ft. wide easement a part of Subdivision 6, Division L. and a part of Evergreen St. (closed), City of Mexia, Limestone County, Texas, said subdivision being conveyed from Mexia Independent School District to Calvary Baptist Church by deed dated May 17, 1957 and recorded in Vol. 442, Pg. 138, Deed Records of Limestone County, Texas (L.C.D.R.) and said part of Evergreen
St. (closed) being        from the City of Mexia to Calvary Baptist church by
deed dated September 29, 1989 and recorded in Vol. 821, Pg. 602, L.C.D.R., said easement being part of and adjacent to the Western edge of a 1.069 acres tract surveyed this date out of Subdivision 5, Division L and said Subdivision 6, and out of said part of Evergreen St. (closed), said easement being more particularly described by metes and bounds as follows:
BEGINNING at a set 1/2" iron rod in the North line of Glendale St. and in the South line of Subdivision 6 for Southwest corner of this easement, same being the Southwest corner of said 1.069 acres tract, said corner bears S.85 degrees 20'W. 4.54 ft. from the Southeast corner of Subdivision 6 and N. 85 degrees 20'E. 285.46 ft. from the Southwest corner of Subdivision 6;
THENCE N.4 degrees 28'W. with the West line of said 1.069 acres tract, at
220.01 ft. the South line of Evergreen St. (closed), in all, 260.01 ft. to a set 1/2" iron rod for Northwest corner of this easement and said 1.069 acres tract, said corner being in the center of Evergreen St. (closed);
THENCE N.85 degrees 20'E. 3.0 ft. with the centerline of Evergreen St. (closed) and the North line of said 1.069 acres tract to a point for Northeast corner of this easement;
THENCE S.4 degrees 28'E., at 40.00 ft., the South line of Evergreen St. (closed), in all, 260.01 ft. to a point in the North line of Glendale St. and in the South line of Subdivision 6 and said 1.069 acres tract for Southeast corner of this easement;
THENCE S.85 degrees 20'W. 3.0 ft. with the North line of Glendale St. and the South line of Subdivision 6 and said 1.069 acres tract, to the point of BEGINNING.

The foregoing description was prepared from that plat dated May 20, 1997 that correctly represents that actual ground survey made under my supervision.
Dated this 23rd day of May, 1997.


/s/ JOE L. HANEY
-----------------------------
Joe L. Haney, P.E., R.P.L.S. No. 3282
Haney Engineering and Surveying
P.O. Box 307
408 N. Kaufman St., Mexia, Texas  76667
817-562-6954

                       FIRST AMENDMENT TO LEASE AGREEMENT

        THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into by and between Parkview Regional Hospital, Inc., a Texas nonprofit corporation ("Landlord"), and Brim Hospitals, Inc., an Oregon corporation ("Tenant"), with respect to that certain Lease Agreement dated as of April 24, 1996, by and between Landlord and Tenant (such agreement, as amended from time to time, being the "Lease").

                                    RECITALS

        Landlord and Tenant have previously entered into the Lease. Landlord desires to obtain financing for the purpose of completing certain improvements to the real property and improvements which are subject to the Lease (the "Premises"). Key Bank of Oregon, a national banking association ("Lender") has indicated its willingness to extend a loan for such purpose (the "Loan"), subject to certain terms and conditions set forth in a financing proposal dated March 18, 1996, and more fully set forth in a Construction and Term Loan Agreement of approximate even date herewith by and between Lender and Landlord (the "Loan Agreement") and the ancillary documents contemplated thereby or executed in conjunction therewith (such documents, together with the Loan Agreement, being the "Loan Documents"). It is a condition of Lender's willingness to proceed with the Loan that Landlord and Tenant enter into this Amendment, which is intended for the benefit of the Lender, as well as the parties hereto, but which evidences or incorporates no obligation on the part of Lender.

                              TERMS AND CONDITIONS

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.1. GENERAL. Any accounting term used herein but not defined herein shall be construed in accordance with the definition of such term under generally accepted accounting principles ("GAAP"); provided, that capitalized terms (including accounting terms) not otherwise defined herein, but defined in the Lease or the Loan Documents, shall be given the meaning indicated in those respective documents.

        Section 1.2. Defined terms. As used in this Amendment:

        ADJUSTED TANGIBLE NET WORTH means Total (excluding intercompany receivables) Assets plus Subordinated Debt less (a) Total (including intercompany payables) Liabilities and (b) intangible assets including but not limited to long term prepayments, prepaid consulting fees, goodwill, organizational costs, patents, trademarks, franchise rights, licenses, permits and all other deferred assets according to GAAP.

        DEBT AND RENTAL EXPENSE means all payments due under leases of real or personal property, whether denominated as rent or otherwise, all interest expense in respect of money borrowed, and all payments of principal falling due during the relevant accounting period under any lease of real or personal property or obligation for money borrowed.

        BRIM means Brim, Inc., an Oregon corporation which is the parent corporation of Tenant.

        EBIT means net income after taxes plus interest expense plus income tax expense less extraordinary gain.

        EBITDAR means an amount determined by adding to EBIT all Rental Payments, Depreciation and Amortization, computed quarterly on the basis of the four most recent fiscal quarters.

        EQUIPMENT RENT means rent payable under equipment leases.

        FUNDED DEBT means the amount of Loans plus all other items of debt for money borrowed, reimbursement obligations in respect to bonds, letters of credit (but excepting letters of credit securing obligations which are themselves included in the computation of Funded Debt or Rent Leverage Equivalent) and acceptances, obligations to pay the deferred purchase price of property or services (other than trade payables), obligations secured by a lien on property, capital lease obligations, conditional sale agreements and obligations to redeem, defease or otherwise make any payments in respect to capital stock.

        GENERAL HOSPITAL DEBT means the total amount of debt secured by the General Hospital Facility (which debt has been incurred by lessor under the General Hospital Lease, but which is, by the terms of such lease passed through to the Company's Subsidiary as rent payable by the lessee under such lease).

        GENERAL HOSPITAL FACILITY means the Facility subject to the General Hospital Lease.
                                       -2-

        GENERAL HOSPITAL LEASE means that certain Lease Agreement dated December 16, 1985 by and between Union Labor Hospital Association and Brim Hospitals, Inc., as amended from time to time.

        GUARANTIES means any contingent obligation of Tenant with respect to borrowed money or leases of real or personal property to the extent not already included in the computation of Total Leverage (but specifically excluding guaranties related to physician contracts.

        LETTER OF CREDIT means a Letter of Credit as defined in the Revolving Credit Agreement.

        LOANS means long term debt and current portion of long term debt.

        NON-RECOURSE INDEBTEDNESS means Indebtedness that is non-recourse to the Company and/or any Guarantor.

        NON-RECOURSE OPERATING LEASES means operating leases that are nonrecourse to the Company and/or any Guarantor.

        NON-RECOURSE RENT means all rent (including contingent rent) payable under Non-Recourse Operating Leases.

        RECOURSE RENT means all rent (including contingent rent) other than Non-Recourse Rent, rent payable under the General Hospital Lease, and Equipment Rent.

        RENT LEVERAGE EQUIVALENT means an amount equal to the sum of (i) General Hospital Debt plus (ii) the annual amount of each of Non-Recourse Rent, Recourse Rent and Equipment Rent, each element being first multiplied by the applicable conversion factor. The applicable conversion factors are: NonRecourse Rent = 6x, Recourse Rent = 8x, Equipment Rent = 3x.

        REVOLVING CREDIT AGREEMENT means that certain Revolving Credit Agreement by and among Brim, Lender, Key Bank of Washington, and Lender as Agent for the Banks (as defined therein) dated January 17, 1995.

        SUBORDINATED DEBT means Funded Debt of a Person which is subordinated, in a manner satisfactory to the Agent, to all Funded Debt owing to the Bank.

        TOTAL LEVERAGE means Funded Debt plus Rent Leverage Equivalent and the amount of any Guaranties.

        TOTAL ASSETS means all assets appearing on Lessee's balance sheet prepared in accordance with GAAP (except for divergences from GAAP customary as to quarterly unaudited statements).

        TOTAL LIABILITIES means all liabilities appearing on Lessee's balance sheet prepared in accordance with GAAP (except for divergences from GAAP customary as to quarterly unaudited statements).

        The foregoing definitions shall be applied with reference to the Financial Statements of Tenant, without consolidation with the Financial Statements of Tenant's parent corporation, Brim.

        SECTION 1.3. REFERENCES INCLUSIVE OF AMENDMENTS. Any reference in this Amendment to the Lease or any Loan Document shall refer, inclusively, to such document as it may from time to time be amended, modified or restated.

        SECTION 1.4. GENDER AND NUMBER IN CONTEXT. In this Agreement as the context may require the singular shall include the plural and the plural the singular, and each gender may include another.

                                   ARTICLE II
                          TENANT'S FINANCIAL COVENANTS

        SECTION 2.1 CASH FLOW COVERAGE RATIO. Tenant will not permit at any time the ratio of EBITDAR to Debt and Rental Expense to be less than 1.75, which shall be calculated at the end of each fiscal quarter with respect to the four preceding quarters then ending.

        SECTION 2.2 MINIMUM ADJUSTED TANGIBLE NET WORTH. Tenant will not permit its Adjusted Tangible Net Worth to be at any time less than the Six Million Dollars ($6,000,000).

        SECTION 2.3 TOTAL LEVERAGE TO EBITDAR RATIO. Tenant will not permit at any time the ratio of Total Leverage to EBITDAR to be greater than 2.75, which shall be calculated at the end of each fiscal quarter with respect to the four preceding quarters then ending.

        SECTION 2.4 MEASUREMENT OF FINANCIAL COVENANTS. Compliance with the foregoing financial covenants shall be demonstrated with reference to the Tenant's financial statements prepared for each fiscal quarter as indicated above.

        SECTION 2.5 BREACH OF COVENANT CONSTITUTES LEASE DEFAULT. Tenant's breach of any covenant hereunder shall constitute an Event of Default under the Lease, and Landlord shall thereupon be entitled to all remedies provided for under the Lease.
                                       -4-

                                   ARTICLE III
                           ACKNOWLEDGEMENT OF SECURITY

        SECTION 3.1 ACKNOWLEDGMENT OF SECURITY. Tenant acknowledges that Lender is entering into the Loan Agreement and extending the Loan to Landlord in reliance upon the value provided by the Lease, and has taken an assignment for security of such Lease pursuant to the Loan Documents. Subject to the provisions of the Subordination Nondisturbance and Attornment Agreement, Tenant agrees to take no action to impair such security, or to frustrate or hinder Lender in its enjoyment or exercise of the rights afforded by the Loan Documents.

        SECTION 3.2 NO SETOFF AGAINST LENDER. Tenant agrees that in any action brought by Lender following an Event of Default under the Loan Documents to enforce rights under the Lease, Tenant will neither make nor assert any setoff or right to setoff against the rent payable under the Lease any sum asserted to be due to Tenant by Landlord under the terms of the Lease or otherwise. Without the consent of the Lender, Tenant will not make any payment of rent in advance of one month of when such rent is due and payable; any rent paid in violation of this section shall be directly recoverable from the Tenant by the Lender.

        SECTION 3.3 NO AMENDMENT OR TERMINATION. Without Lender's prior written consent, Landlord and Tenant shall not enter into any amendment of the Lease, or terminate the Lease, including any termination for breach by the Landlord (but excluding a lawful termination for breach by the Tenant), and any attempted termination of the Lease in violation of this Section shall be void and of no effect.

                                   ARTICLE IV
                                  MISCELLANEOUS

        SECTION 4.1 GOVERNING LAW. This Amendment, and the Lease as amended hereby, shall be governed, with respect to the interest in creates in the Real Property, by the laws of the State of Texas, but all other obligations created hereunder shall, to the extent permissible, be governed by the laws of the State of Oregon, and an action may be brought in any court of competent jurisdiction to enforce the provisions hereof; Landlord and Tenant specifically consent to the jurisdiction of any court of competent jurisdiction of the State of Oregon to hear and determine any action brought by Lender to enforce its rights hereunder or with respect hereto.

        SECTION 4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts,

        SECTION 4.3 SEVERABILITY. If any provision of this Agreement or the Note, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this

Agreement or the Note, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

        SECTION 4.4 ENTIRE AGREEMENT. This Agreement, the Note and any other Loan Document integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof. In the event of any express conflict or express inconsistency between the provisions of this Agreement and the provisions of any of the other Loan Documents, the terms and conditions of this Agreement shall govern and control the rights and obligations of the parties.

        SECTION 4.5 JURY TRIAL WAIVER. COMPANY, AGENT AND EACH BANK EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

        SECTION 4.6 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) document.

        IN WITNESS WHEREOF, THE PARTIES hereto have executed this First Amendment to Lease Agreement as of May 16, 1996.

Landlord:

PARKVIEW REGIONAL HOSPITAL, INC.,
a Texas nonprofit corporation

By:
   -------------------------------------

   -------------------------------------
Its:
   -------------------------------------

Tenant:

BRIM HOSPITALS, INC.,
an Oregon corporation



By:  /s/ JOHN R. MILLER
     -----------------------
     Its: President
     -----------------------

STATE OF TEXAS          )
                        ) ss.
COUNTY OF _____________ )

        This instrument was acknowledge before me on the 16th day of May, 1996, by _____________________, ____________________________ of Parkview Regional
Hospital, Inc., a non-profit Corporation, on behalf of the corporation.



                                                ______________________________
                                                Notary Public
                                                State of Texas

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

        On this 16th day of May, 1996, before me personally appeared John Miller, to me known to be the President of Brim Hospitals, Inc., an Oregon corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

        GIVEN under my hand and official seal the day and year first above written.



          OFFICIAL SEAL                   /s/ LINDA J. BRYANT
[SEAL]   LINDA J. BRYANT                  -----------------------------------
      NOTARY PUBLIC-OREGON                Notary Public in and for the State
       COMMISSION NO.040767               of Oregon, residing at Salem, Oregon
MY COMMISSION EXPIRES JAN. 17, 1999       My appointment expires: 1-17-99
                                                                 --------

                     FIRST AMENDMENT TO LEASE AGREEMENT

          THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into by and between Parkview Regional Hospital, Inc., a Texas nonprofit corporation ("Landlord"), and Brim Hospitals, Inc., an Oregon corporation ("Tenant"), with respect to that certain Lease Agreement dated as of April 24, 1996, by and between Landlord and Tenant (such agreement, as amended from time to time, being the "Lease").

                                  RECITALS

          Landlord and Tenant have previously entered into the Lease. Landlord desires to obtain financing for the purpose of completing certain improvements to the real property and improvements which are subject to the Lease (the "Premises"). Key Bank of Oregon, a national banking association ("Lender") has indicated its willingness to extend a loan for such purpose (the "Loan"), subject to certain terms and conditions set forth in a financing proposal dated March 18, 1996, and more fully set forth in a Construction and Term Loan Agreement of approximate even date herewith by and between Lender and Landlord (the "Loan Agreement") and the ancillary documents contemplated thereby or executed in conjunction therewith (such documents, together with the Loan Agreement, being the "Loan Documents"). It is a condition of Lender's willingness to proceed with the Loan that Landlord and Tenant enter into this Amendment, which is intended for the benefit of the Lender, as well as the parties hereto, but which evidences or incorporates no obligation on the part of Lender.

                            TERMS AND CONDITIONS

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

                                  ARTICLE I
                                 DEFINITIONS

         Section 1.1. General. Any accounting term used herein but not defined herein shall be construed in accordance with the definition of such term under generally accepted accounting principles ("GAAP") provided, that capitalized terms (including accounting terms) not otherwise defined herein, but defined in the Lease or the Loan Documents, shall be given the meaning indicated in those respective documents.

         Section 1.2. Defined terms. As used in this Amendment:

         ADJUSTED TANGIBLE NET WORTH means Total (excluding intercompany receivables) Assets plus Subordinated Debt less (a) Total (including intercompany payables) Liabilities and (b) intangible assets including but not limited to long term prepayments, prepaid consulting fees, goodwill, organizational costs, patents, trademarks, franchise rights, licenses, permits and all other deferred assets according to GAAP.

         DEBT AND RENTAL EXPENSE means all payments due under leases of real or personal property, whether denominated as rent or otherwise, all interest expense in respect of money borrowed, and all payments of principal falling due during the relevant accounting period under any lease of real or personal property or obligation for money borrowed.

         BRIM means Brim, Inc., an Oregon corporation which is the parent corporation of Tenant.

         EBIT means net income after taxes plus interest expense plus income tax expense less extraordinary gain.

         EBITDAR means an amount determined by adding to EBIT all Rental Payments, Depreciation and Amortization, computed quarterly on the basis of the four most recent fiscal quarters.

         EQUIPMENT RENT means rent payable under equipment leases.

         FUNDED DEBT means the amount of Loans plus all other items of debt for money borrowed, reimbursement obligations in respect to bonds, letters of credit (but excepting letters of credit securing obligations which are themselves included in the computation of Funded Debt or Rent Leverage Equivalent) and acceptances, obligations to pay the deferred purchase price of property or services (other than trade payables), obligations secured by a lien on property, capital lease obligations, conditional sale agreements and obligations to redeem, defease or otherwise make any payments in respect to capital stock.

         GENERAL HOSPITAL DEBT means the total amount of debt secured by the General Hospital Facility (which debt has been incurred by lessor under the General Hospital Lease, but which is, by the terms of such lease passed through to the Company's Subsidiary as rent payable by the lessee under such lease).

         GENERAL HOSPITAL FACILITY means the Facility subject to the General Hospital Lease.


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



          GENERAL HOSPITAL LEASE means that certain Lease Agreement dated December 16, 1985 by and between Union Labor Hospital Association and Brim Hospitals, Inc., as amended from time to time.

          GUARANTIES means any contingent obligation of Tenant with respect to borrowed money or leases of real or personal property to the extent not already included in the computation of Total Leverage (but specifically excluding guaranties related to physician contracts.

          LETTER OF CREDIT means a Letter of Credit as defined in the Revolving Credit Agreement.

          LOANS means long term debt and current portion of long term debt.

          NON-RECOURSE INDEBTEDNESS means Indebtedness that is non-recourse to the Company and/or any Guarantor.

          NON-RECOURSE OPERATING LEASES means operating leases that are nonrecourse to the Company and/or any Guarantor.

          NON-RECOURSE RENT means all rent (including contingent rent) payable under Non-Recourse Operating Leases.

          RECOURSE RENT means all rent (including contingent rent) other than Non-Recourse Rent, rent payable under the General Hospital Lease, and Equipment Rent.

          RENT LEVERAGE EQUIVALENT means an amount equal to the sum of (i) General Hospital Debt plus (ii) the annual amount of each of Non-Recourse Rent, Recourse Rent and Equipment Rent, each element being first multiplied by the applicable conversion factor. The applicable conversion factors are:
NonRecourse Rent = 6x, Recourse Rent = 8x, Equipment Rent = 3x.

          REVOLVING CREDIT AGREEMENT means that certain Revolving Credit Agreement by and among Brim, Lender, Key Bank of Washington, and Lender as Agent for the Banks (as defined therein) dated January 17, 1995.

          SUBORDINATED DEBT means Funded Debt of a Person which is subordinated, in a manner satisfactory to the Agent, to all Funded Debt owing to the Bank.

          TOTAL LEVERAGE means Funded Debt plus Rent Leverage Equivalent and the amount of any Guaranties.

         TOTAL ASSETS means all assets appearing on Lessee's balance sheet prepared in accordance with GAAP (except for divergences from GAAP customary as to quarterly unaudited statements).

         TOTAL LIABILITIES means all liabilities appearing on Lessee's balance sheet prepared in accordance with GAAP (except for divergences from GAAP customary as to quarterly unaudited statements).

         The foregoing definitions shall be applied with reference to the Financial Statements of Tenant, without consolidation with the Financial Statements of Tenant's parent corporation, Brim.

         SECTION 1.3. REFERENCES INCLUSIVE OF AMENDMENTS. Any reference in this Amendment to the Lease or any Loan Document shall refer, inclusively, to such document as it may from time to time be amended, modified or restated.

         SECTION 1.4. GENDER AND NUMBER IN CONTEXT. In this Agreement as the context may require the singular shall include the plural and the plural the singular, and each gender may include another.

                                 ARTICLE II
                        TENANT'S FINANCIAL COVENANTS

         SECTION 2.1 CASH FLOW COVERAGE RATIO. Tenant will not permit at any time the ratio of EBITDAR to Debt and Rental Expense to be less than 1.75, which shall be calculated at the end of each fiscal quarter with respect to the four preceding quarters then ending.

         SECTION 2.2 MINIMUM ADJUSTED TANGIBLE NET WORTH. Tenant will not permit its Adjusted Tangible Net Worth to be at any time less than the Six Million Dollars ($6,000,000).

         SECTION 2.3 TOTAL LEVERAGE TO EBITDAR RATIO. Tenant will not permit at any time the ratio of Total Leverage to EBITDAR to be greater than 2.75, which shall be calculated at the end of each fiscal quarter with respect to the four preceding quarters then ending.

         SECTION 2.4 MEASUREMENT OF FINANCIAL COVENANTS. Compliance with the foregoing financial covenants shall be demonstrated with reference to the Tenant's financial statements prepared for each fiscal quarter as indicated above.

         SECTION 2.5 BREACH OF COVENANT CONSTITUTES LEASE DEFAULT. Tenant's breach of any covenant hereunder shall constitute an Event of Default under the Lease, and Landlord shall thereupon be entitled to all remedies provided for under the Lease.

                                 ARTICLE III
                         ACKNOWLEDGMENT OF SECURITY

         SECTION 3.1 ACKNOWLEDGMENT OF SECURITY. Tenant acknowledges that Lender is entering into the Loan Agreement and extending the Loan to Landlord in reliance upon the value provided by the Lease, and has taken an assignment for security of such Lease pursuant to the Loan Documents. Subject to the provisions of the Subordination Nondisturbance and Attornment Agreement, Tenant agrees to take no action to impair such security, or to frustrate or hinder Lender in its enjoyment or exercise of the rights afforded by the Loan Documents.

         SECTION 3.2 NO SETOFF AGAINST LENDER. Tenant agrees that in any action brought by Lender following an Event of Default under the Loan Documents to enforce rights under the Lease, Tenant will neither make nor assert any setoff or right to setoff against the rent payable under the Lease any sum asserted to be due to Tenant by Landlord under the terms of the Lease or otherwise. Without the consent of the Lender, Tenant will not make any payment of rent in advance of one month of when such rent is due and payable; any rent paid in violation of this section shall be directly recoverable from the Tenant by the Lender.

         SECTION 3.3 NO AMENDMENT OR TERMINATION. Without Lender's prior written consent, Landlord and Tenant shall not enter into any amendment of the Lease, or terminate the Lease, including any termination for breach by the Landlord (but excluding a lawful termination for breach by the Tenant), and any attempted termination of the Lease in violation of this Section shall be void and of no effect.

                                 ARTICLE IV
                                MISCELLANEOUS

         SECTION 4.1 GOVERNING LAW. This Amendment, and the Lease as amended hereby, shall be governed, with respect to the interest in creates in the Real Property, by the laws of the State of Texas, but all other obligations created hereunder shall, to the extent permissible, be governed by the laws of the State of Oregon, and an action may be brought in any court of competent jurisdiction to enforce the provisions hereof; Landlord and Tenant specifically consent to the jurisdiction of any court of competent jurisdiction of the State of Oregon to hear and determine any action brought by Lender to enforce its rights hereunder or with respect hereto.

         SECTION 4.2 COUNTERPARTS This Amendment may be executed in any number of counterparts,

         SECTION 4.3 SEVERABILITY. If any provision of this Agreement or the Note, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this

Agreement or the Note, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

         SECTION 4.4 ENTIRE AGREEMENT. This Agreement, the Note and any other Loan Document integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof. In the event of any express conflict or express inconsistency between the provisions of this Agreement and the provisions of any of the other Loan Documents, the terms and conditions of this Agreement shall govern and control the rights and obligations of the parties.

         SECTION 4.5 JURY TRIAL WAIVER. COMPANY, AGENT AND EACH BANK EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

         SECTION 4.6 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) document.

         IN WITNESS WHEREOF, THE PARTIES hereto have executed this First Amendment to Lease Agreement as of May 16, 1996.

Landlord:

PARKVIEW REGIONAL HOSPITAL, INC.,
a Texas nonprofit corporation

By:
   ------------------------------

   ------------------------------
   Its:
       --------------------------

Tenant:

BRIM HOSPITALS, INC.,
an Oregon corporation



By:  /s/ JOHN R. MILLER
     -----------------------
     Its: President
     -----------------------

STATE OF TEXAS          )
                        ) ss.
COUNTY OF _____________ )

        This instrument was acknowledge before me on the 16th day of May, 1996, by _____________________, ____________________________ of Parkview Regional
Hospital, Inc., a non-profit Corporation, on behalf of the corporation.



                                                ______________________________
                                                Notary Public
                                                State of Texas

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

        On this 16th day of May, 1996, before me personally appeared John Miller, to me known to be the President of Brim Hospitals, Inc., an Oregon corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

        GIVEN under my hand and official seal the day and year first above written.



          OFFICIAL SEAL                   /s/ LINDA J. BRYANT
[SEAL]   LINDA J. BRYANT                  -----------------------------------
      NOTARY PUBLIC-OREGON                Notary Public in and for the State
       COMMISSION NO.040767               of Oregon, residing at Salem, Oregon
MY COMMISSION EXPIRES JAN. 17, 1999       My appointment expires: 1-17-99
                                                                 --------